UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09463

Nuveen Ohio Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
February 28, 2013

Nuveen Michigan Quality Income Municipal Fund
NUM

Nuveen Ohio Quality Income Municipal Fund
NUO

Nuveen Ohio Dividend Advantage Municipal Fund
NXI

Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ

Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ

February

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	13

Common Share Information	15

Risk Considerations	17

Performance Overview and Holding Summaries	18

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	29

Portfolios of Investments	30

Statement of Assets and Liabilities	60

Statement of Operations	61

Statement of Changes in Net Assets	62

Statement of Cash Flows	64

Financial Highlights	66

Notes to Financial Statements	75

Board Members & Officers	90

Annual Investment Management Agreement Approval Process	95

Reinvest Automatically, Easily and Conveniently	97

Glossary of Terms Used in this Report	99

Additional Fund Information	103

Chairman’s
Letter to Shareholders

Dear Shareholders,

Despite the global economy’s ability to muddle through the many economic headwinds of recent years, investors continue to have good reason to remain cautious. The European Central Bank’s commitment to “do what it takes” to support sovereign debt markets has stabilized the broader euro area financial markets. The larger member states of the European Union (EU) are working diligently to strengthen the framework for a tighter financial and banking union and meaningful progress has been made by agreeing to centralize large bank regulation under the European Central Bank. However, economic conditions in the southern tier members are not improving and the pressures on their political leadership remain intense. The jury is out on whether the respective populations will support the continuing austerity measures that are required to meet the EU fiscal targets.

In the U.S., the Fed’s commitment to low interest rates through Quantitative Easing is the subject of increasing debate in its policy making deliberations and many independent economists are expressing concern about the economic distortions resulting from negative real interest rates. There are encouraging signs in Congress that both political parties are working toward compromises on previously irreconcilable social issues. It is too early to tell whether those efforts will produce meaningful results or pave the way for cooperation on the major fiscal issues that potentially loom ahead. Over the longer term, there are some positive trends for the U.S. economy: house prices are clearly recovering, banks and corporations continue to strengthen their financial positions and incentives for capital investment in the U.S. by domestic and foreign corporations are increasing due to more competitive energy and labor costs.

During the last eighteen months, U.S. investors have benefited from strong returns in the domestic equity markets and steady total returns in many fixed income markets. However, many macroeconomic risks remain unresolved, including negotiating through the many U.S. fiscal issues, managing the risks of another year of abnormally low U.S. interest rates, achieving a better balance between fiscal discipline and encouraging economic growth in the euro area and reducing the potential economic impact of geopolitical issues, particularly in the Middle East and East Asia. In the face of these uncertainties, the experienced investment professionals at Nuveen Investments seek out investments in companies that are enjoying positive economic conditions. At the same time they are always on the alert for risks in markets subject to excessive optimism. Monitoring this process is a critical function for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
April 22, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Michigan Quality Income Municipal Fund (NUM)
(formerly Nuveen Michigan Quality Income Municipal Fund, Inc.)
Nuveen Ohio Quality Income Municipal Fund (NUO)
(formerly Nuveen Ohio Quality Income Municipal Fund, Inc.)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)

Portfolio manager Daniel Close discusses economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Michigan and Ohio Funds. Dan assumed portfolio management responsibility for these five Funds in 2007.

FUND REORGANIZATIONS

Effective before the opening of business on January 7, 2013 (subsequent to the close of this reporting period), certain Michigan Funds (the Acquired Funds) were reorganized into one, larger-state Michigan Fund included in this report (the Acquiring Fund) as follows:

	Acquired Funds	Symbol	Acquiring Fund	Symbol
•	Nuveen Michigan Premium	NMP	Nuveen Michigan Quality	NUM
	Income Municipal Fund, Inc.		Income Municipal Fund
•	Nuveen Michigan Dividend	NZW
Advantage Municipal Fund

Effective before the opening of business on April 8, 2013, certain Ohio Funds (the Acquired Funds) were reorganized into one, larger-state Ohio Fund (the Acquiring Fund) as follows:

	Acquired Funds	Symbol	Acquiring Fund	Symbol
•	Nuveen Ohio Dividend	NXI	Nuveen Ohio Quality	NUO
	Advantage Municipal Fund		Income Municipal Fund
•	Nuveen Ohio Dividend	NBJ
Advantage Municipal Fund 2
•	Nuveen Ohio Dividend	NVJ
Advantage Municipal Fund 3

Upon the closing of the reorganizations, the Acquired Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Acquired

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Funds. The Acquired Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Funds. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Funds, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for their preferred shares of the Acquired Funds held immediately prior to the reorganizations.

In conjunction with the reorganizations a change-of-domicile reorganization was approved to convert NUM and NUO from Minnesota corporations to Massachusetts business trusts. As a result, on January 7, 2013 and April 8, 2013 the Funds’ names were changed to Nuveen Michigan Quality Income Fund and Nuveen Ohio Quality Income Municipal Fund, respectively. The Funds’ tickers remained unchanged.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended February 28, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its March 2013 meeting (following the end of this reporting period), the central bank stated it expected that its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” as long as the unemployment rate remained above 6.5% and the outlook for inflation was no higher than 2.5%. The Fed also decided to continue purchasing $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities each month in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 0.4%, bringing GDP growth for the calendar year 2012 to 2.2%, compared with 1.8% in 2011. The Consumer Price Index (CPI) rose 2.0% year-over-year as of February 2013, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to show signs of improvement. As of February 2013, the national unemployment rate was 7.7%, the lowest level since December 2008, down from 8.3% in February 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good

6	Nuveen Investments

news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 8.1% for the twelve months ended January 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since the pre-recession summer of 2006, although housing prices continued to be off approximately 30% from their mid-2006 peak.

During this period, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation which were scheduled to become effective in January 2013 were averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks, including the tax exemption on municipal bond interest. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts, the “sequestration”, intended to address the federal budget deficit. As a result, automatic spending cuts affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve and the long end of the curve continued to flatten. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this reporting period, we continued to see borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately two-thirds of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended February 28, 2013, municipal bond issuance nationwide totaled $379.6 billion, an increase of 16% over the issuance for the twelve-month period ended February 29, 2012. As previously discussed, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, but also from mutual funds, banks and crossover buyers such as hedge funds.

How were the economic and market environments in Michigan and Ohio during this period?

After struggling to emerge from recession over the past few years, Michigan’s economy continued to improve slowly. To a large extent, the state economy remained tied to

Nuveen Investments	7

events in the auto industry, as the “Big Three” General Motors, Ford and Chrysler continued to rank among Michigan’s five largest employers. Strong growth in domestic auto sales in 2012 bolstered Michigan’s recovery, with vehicle sales continuing the positive trend of the past three years. Overall, Michigan continued to rely heavily on manufacturing, which represented 13% of employment in the state, compared with 9% nationally. For calendar year 2012, overall employment in Michigan grew 1.2%, the second year of expansion following a decade of decline. As of February 2013, Michigan’s jobless rate was 8.8%, its best reading since August 2008, down from 9.1% in February 2012 and the record high of 14.2% in August 2009. Over the past seven years, housing prices have declined dramatically in most of central and eastern Michigan and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 13.8% over the twelve months ended January 2013 (most recent data available at the time this report was prepared). Despite this double-digit annual gain, Detroit was the only market among the 20 to show deceleration in housing prices for this period. For fiscal 2013, Michigan’s $48.2 billion budget was structurally balanced and did not require major expenditure cuts or borrowing. Modest operating surpluses over the past two years have been used to replenish the state’s depleted rainy day fund, and Michigan projected its budget stabilization fund balance will reach $580 million by the close of fiscal 2015. During the past two fiscal years, the state’s improved financial and cash position eliminated the need for cash flow borrowing. For fiscal 2014, the proposed state budget included significant funding for improvements to Michigan’s deteriorating transportation infrastructure, which should help to support construction spending and payrolls. As of February 2013, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively, with stable outlooks. During the twelve months ended February 28, 2013, municipal issuance in Michigan totaled $10.2 billion, a decrease of less than 1% compared with the twelve months ended February 29, 2012.

After weathering difficult years during the recession, the Ohio economy has shown signs of growth, although it continued to lag some aspects of the national recovery. Ohio’s education and health services industry remained the largest source of employment in the state, and this sector along with manufacturing and professional and business services continued to be leaders in adding jobs during this period. In manufacturing, Ohio’s auto industry recently made capital investments to support future production, which in turn should benefit the state’s steel industry. Steel manufacturing also has been supported by the emerging energy industry in eastern Ohio, including the extraction of natural gas and oil from the Utica and Marcellus shale formations. As of February 2013, the state’s unemployment rate was 7.0%, down from 7.5% in February 2012 and well below the February 2013 national rate of 7.7%. The state’s housing market, while stabilizing, has yet to make the transition to recovery. Approximately 22 of every 1,000 households were in foreclosure in Cleveland compared with 17 of every 1,000 nationally. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Cleveland

8	Nuveen Investments

gained 4.8% during the twelve months ended January 2013 (most recent data available at the time this report was prepared), compared with an average increase of 8.1% nationally. On the fiscal front, Ohio has seen revenue recovery in line with its economic recovery. Boosted by gains in income and sales taxes, state tax revenues were up 7.3% in 2012. At the end of fiscal 2012, Ohio transferred surplus revenues to its budget stabilization fund, which had been depleted during the recession. The proposed biennial state budget for fiscal 2014-2015 included several changes to Ohio’s tax code: a tax cut for small businesses, a reduction in personal income tax rates and a lower sales tax on services, with some of the resultant revenue losses offset by increased taxes on oil and gas drilling. As of February 2013, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 28, 2013, municipal issuance in Ohio totaled $12.5 billion, an increase of almost 50% compared with the twelve months ended February 29, 2012.

How did the Funds perform during the twelve-month reporting period ended February, 28, 2013? What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the one-year, five-year and ten-year periods ended February 28, 2013. Each Fund’s total returns are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended February 28, 2013, the total return on common share net asset value (NAV) for NUM exceeded the return for the S&P Michigan Municipal Bond Index, and NUO and NVJ outperformed the S&P Ohio Municipal Bond Index, while NXI performed in line with the S&P Ohio Index and NBJ lagged this Index. All of the Funds in this report outperformed the S&P Municipal Bond Index. For the same period, NUM trailed the average return for the Lipper Michigan Municipal Debt Funds Classification Average, while all of the Ohio Funds exceeded the average return for the Lipper Other States Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of leverage was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

In an environment of declining rates and a flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities during this period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns during this period, while bonds at the shortest end produced some of the weakest results. Duration and yield curve positioning was a net positive contributor to the performance of these Funds, as they benefited from being overweighted in the outperforming longest part of the yield curve and underweighted in the shorter segments of the curve that underperformed.

Nuveen Investments	9

Credit exposure was another important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the Funds generally benefited from their holdings of lower rated credits. However, all of these Funds were underweighted in bonds rated single–B, which hampered their performance for the period. In the Ohio Funds, the underweight in this credit quality sector was tied to the Funds’ underexposure to the tobacco sector (see next paragraph).

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included industrial development revenue (IDR) credits, health care (together with hospitals), transportation and housing bonds. Tobacco credits backed by the 1998 master tobacco settlement agreement were the top performing market sector in 2012, helped by their longer effective durations and the increased demand for higher yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including Michigan and Ohio, stand to receive increased payments from the tobacco companies. During this period, as tobacco bonds rallied, NUM benefited from its overweighting in tobacco credits relative to the Michigan Index. In Ohio, however, tobacco bonds, many of which are rated single–B, make up a larger portion of the state index, and all of the Ohio Funds were significantly underweight in this area, which negatively impacted their performance.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The under-performance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. We continued to hold these pre-refunded bonds in our portfolios due to the higher yields they provided. Also lagging the performance of the general municipal market for this period were GO bonds and electric utilities credits. All of the Ohio Funds tended to be underweighted in state GOs, which lessened the impact of the underperformance of these bonds. On the other hand, NUM benefited from a strong performance from its overweighting of local GOs, most of which were issued by local school districts. In Michigan, these bonds are generally insured and also backed by the state of Michigan as well as their underlying credit quality.

In light of recent events in the municipal marketplace, shareholders should be aware of two issues involving some of the Funds’ holdings: the declaration of a state of financial emergency in Detroit, Michigan and the downgrade of Puerto Rico bonds. In Detroit,

10	Nuveen Investments

decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration have resulted in financial challenges that the city has been unable to adequately address. Detroit’s population, which peaked at 1.9 million in 1950, is now 700,000, and its liabilities were estimated at almost $15 billion. While a chapter 9 bankruptcy filing is a possibility, state officials seem to agree that such an action would negatively impact all local governments and school districts in the state and that avoiding this outcome is in the best interests of all parties. Furthermore, the state government must give explicit permission before a local government in Michigan can file for bankruptcy and no local government in the state has ever filed for chapter 9. Following the end of this reporting period, an emergency financial manager for Detroit was appointed and approved, a situation that we believe sends a message that the state is standing behind its municipal issuers and makes it more likely that the state will provide Detroit with various forms of assistance. The emergency financial manager has 45 days from his appointment (on March 14, 2013) to file a financial and operating plan that must include full payment of scheduled debt service on all bonds, notes and municipal securities. Shareholders of NUM should note that this Fund has no exposure to Detroit GO bonds.

In December 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1. Earlier in the year (July 2012), bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the Puerto Rico GOs was based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels, and structural budget gaps. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. Shareholders of the Michigan and Ohio Funds should note that each of these Funds has limited exposure to Puerto Rico bonds, with holdings ranging from approximately 1% in NVJ to 4% in NXI. The Funds’ holdings are predominately the dedicated sales tax bonds issued by COFINA. These bonds were purchased in the past to help keep the Funds fully invested when in-state paper was scarce and were aimed to provide higher yields, added diversification, and triple exemption (i.e., exemption from federal, state and local taxes). The Ohio Funds also hold Puerto Rico tobacco bonds. No additional Puerto Rico bonds were purchased in these Funds during this period. For the reporting period ended February 28, 2013, Puerto Rico paper generally underperformed the market as whole, although Puerto Rico tobacco bonds performed very well. The impact on performance differed from Fund to Fund in line with the type and amount of its holdings. As we continue to emphasize Puerto Rico’s stronger credits, we view these as long-term holdings and note that, in the case of the COFINA bonds, the commonwealth’s recent enforcement of sales tax collections has improved significantly.

Nuveen Investments	11

As previously discussed, municipal bond prices generally rallied nationally during this period, driven by strong demand and tight supply of new issuance. At the same time, yields continued to be relatively low. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During this period, NUM found value in diversified areas of the market, including health care, state housing and tobacco. We also purchased Wayne County limited tax obligation bonds and Wayne County airport credits, and we added marginally to our positions in Detroit water and Detroit sewer bonds. In the Ohio Funds, we added to our holdings of GO bonds, water and sewer, higher education, health care and utilities credits. In addition, NVJ bought Ohio State Highway Capital Improvement Bonds. We also participated in the new issue of tax-exempt bonds from JobsOhio, the state’s private, nonprofit economic development agency. The proceeds from these bonds, which are rated A2 by Moody’s and AA- by S&P, were used to lease Ohio’s wholesale liquor franchise for a term of 25 years, while the state’s Division of Liquor Control continues to operate and manage the liquor business. Profits from the franchise, which are expected to total approximately $100 million annually, will be used to fund JobsOhio’s job creation efforts.

In general, our focus in the Michigan and Ohio Funds was on purchasing bonds with intermediate and longer maturities in order to keep the Funds’ durations within their targeted objectives and provide protection for their duration and yield curve positioning. The purchase of longer bonds also enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve.

Cash for new purchases during this period was generated primarily by the proceeds from the increased number of bond calls resulting from the growth in refinancings. The elevated number of bond calls provided a meaningful source of liquidity, which drove much of our activity during this period as we worked to redeploy these proceeds, as well as those from maturing bonds to keep the Funds fully invested and support their income streams. In addition, NUM sold selected pre-refunded bonds to help finance its purchase of tobacco credits, while the Ohio Funds also sold pre-refunded bonds to provide additional cash for their purchases of JobsOhio bonds. Overall, selling was minimal during this period, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of February 28, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. During this period, NUO found it advantageous to add a new inverse floating rate trust funded with new paper from the University of Dayton.

12	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage.

Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period.

As of February 28, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table:

	Effective Leverage*	Regulatory Leverage*
Fund
NUM	34.56%	31.68%
NUO	34.77%	29.83%
NXI	34.91%	31.08%
NBJ	36.98%	32.74%
NVJ	37.21%	34.54%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	13

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares or Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying tables.

MTP Shares

			MTP Shares Issued	Annual	NYSE
Fund	Series		at Liquidation Value	Interest Rate	Ticker
NUM	2015	*	$16,313,000	2.30%	NUM PrC
NXI	2015		$19,450,000	2.35%	NXI PrC
NXI	2016		$11,653,400	2.95%	NXI PrD
NBJ	2014		$24,244,000	2.35%	NBJ PrA
NVJ	2014		$18,470,150	2.35%	NVJ PrA

*	MTP Shares issued in connection with the reorganizations.

VMTP Shares

			VMTP Shares Issued
Fund	Series		at Liquidation Value
NUM	2014		$87,900,000
NUM	2014-1	**	$53,900,000
NUO	2014		$73,500,000

**	VMTP Shares issued in connection with the reorganizations.

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP and VMTP Shares.

14	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDENDS

During the twelve-month reporting period ended February 28, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NUM	NUO	NXI	NBJ	NVJ
March	$0.0740	$0.0800	$0.0735	$0.0700	$0.0755
April	0.0740	0.0800	0.0735	0.0700	0.0755
May	0.0740	0.0800	0.0735	0.0700	0.0755
June	0.0740	0.0800	0.0690	0.0700	0.0705
July	0.0740	0.0800	0.0690	0.0700	0.0705
August	0.0740	0.0800	0.0690	0.0700	0.0705
September	0.0740	0.0800	0.0690	0.0700	0.0705
October	0.0740	0.0800	0.0690	0.0700	0.0705
November	0.0740	0.0800	0.0690	0.0700	0.0705
December	0.0740	0.0800	0.0650	0.0650	0.0660
January	0.0740	0.0800	0.0650	0.0650	0.0660
February	0.0740	0.0800	0.0650	0.0650	0.0660

Market Yield**	5.69%	5.40%	4.86%	4.93%	4.92%
Taxable-Equivalent Yield**	8.26%	7.93%	7.14%	7.24%	7.22%

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1% and 31.9% for the Michigan and Ohio Funds, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2013, all the Funds had positive UNII balances for both tax purposes and financial reporting purposes.

Nuveen Investments	15

COMMON SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of February 28, 2013 and the since inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NUO and NBJ have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Common Shares Authorized for Repurchase
NUM	160,700	13.9%
NUO	—	—
NXI	600	0.1%
NBJ	—	—
NVJ	1,700	0.8%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE OTHER INFORMATION

As of February 28, 2013, and during the twelve-month reporting period, the Funds were trading at a premium/(discount) to their common share net asset value (NAV) as shown in the accompanying table.

	NUM	NUO	NXI	NBJ	NVJ
Common Share NAV	$16.35	$17.64	$16.23	$15.94	$16.21
Common Share Price	$15.62	$17.79	$16.05	$15.82	$16.09
Premium/(Discount) to NAV	(4.46)%	0.85%	(1.11)%	(0.75)%	(0.74)%
12-Month Average Premium/(Discount) to NAV	(3.13)%	5.14%	0.88%	0.24%	1.28%

16	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	17

Nuveen Michigan Quality Income Municipal Fund (NUM)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NUM at Common Share NAV	8.27%	9.25%	6.10%
NUM at Common Share Price	7.30%	11.01%	6.11%
S&P Michigan Municipal Bond Index	6.45%	6.75%	5.12%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Michigan Municipal Debt Funds Classification Average	8.47%	9.17%	5.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	30.8%
Water and Sewer	13.0%
Health Care	11.9%
Tax Obligation/Limited	11.7%
U.S. Guaranteed	11.3%
Utilities	6.4%
Consumer Staples	5.0%
Other	9.9%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	21%
AA	55%
A	13%
BBB	4%
BB or Lower	5%
N/R	1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.

1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

18	Nuveen Investments

Nuveen Ohio Quality Income Municipal Fund (NUO)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	8.53%	9.35%	6.22%
NUO at Common Share Price	11.27%	11.32%	6.21%
S&P Ohio Municipal Bond Index	7.87%	6.49%	4.95%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
U.S. Guaranteed	22.4%
Health Care	17.0%
Tax Obligation/Limited	15.9%
Tax Obligation/General	15.5%
Education and Civic Organizations	6.9%
Consumer Staples	5.9%
Water and Sewer	4.9%
Other	11.5%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	27%
AA	36%
A	21%
BBB	4%
BB or Lower	6%
N/R	3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

Nuveen Ohio Dividend Advantage Municipal Fund (NXI)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXI at Common Share NAV	7.80%	8.77%	6.43%
NXI at Common Share Price	8.92%	10.15%	6.27%
S&P Ohio Municipal Bond Index	7.87%	6.49%	4.95%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	21.2%
Tax Obligation/General	20.5%
Health Care	18.6%
U.S. Guaranteed	9.5%
Education and Civic Organizations	6.9%
Water and Sewer	5.7%
Utilities	5.5%
Other	12.1%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	17%
AA	42%
A	20%
BBB	11%
BB or Lower	4%
N/R	4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

20	Nuveen Investments

Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NBJ at Common Shares NAV	7.64%	8.93%	6.22%
NBJ at Common Share Price	11.53%	10.18%	6.43%
S&P Ohio Municipal Bond Index	7.87%	6.49%	4.95%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	30.5%
Tax Obligation/Limited	20.7%
Health Care	15.5%
U.S. Guaranteed	10.0%
Utilities	6.5%
Consumer Staples	4.0%
Other	12.8%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	17%
AA	49%
A	18%
BBB	9%
BB or Lower	4%
N/R	2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	21

Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)

Performance Overview and Holding Summaries as of February 28, 2013

Average Annual Total Returns as of February 28, 2013

	Average Annual
	1-Year	5-Year	10-Year
NVJ at Common Share NAV	8.22%	8.66%	6.22%
NVJ at Common Share Price	4.73%	9.68%	6.53%
S&P Ohio Municipal Bond Index	7.87%	6.49%	4.95%
S&P Municipal Bond Index	5.69%	6.81%	5.19%
Lipper Other States Municipal Debt Funds Classification Average	7.59%	8.95%	6.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition1
(as a % of total investments)
Tax Obligation/General	28.4%
Health Care	16.6%
Tax Obligation/Limited	13.7%
Water and Sewer	9.3%
U.S. Guaranteed	7.5%
Education and Civic Organizations	6.7%
Consumer Staples	5.2%
Other	12.6%

Credit Quality
(as a % of total investment exposure)1,2,3
AAA/U.S.Guaranteed	18%
AA	50%
A	16%
BBB	7%
BB or Lower	6%
N/R	1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview and Holding Summaries page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

22	Nuveen Investments

Shareholder Meeting Report
NUM
NMP
The annual meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization to enable the Fund to reorganize as a newly created Massachusetts business trust, the approval of an Agreement and Plan of Reorganization, the approval of the issuance of additional common shares, the approval of an amendment to the Fund’s articles of incorporation and the election of Board Members. The meeting for NZW, NUM, NXI, NBJ, NVJ and NUO was subsequently adjourned to November 16, 2012. The meeting for NBJ and NVJ was subsequently adjourned to December 14, 2012 and additionally adjourned to January 24, 2013, February 8, 2013 and March 11, 2013, respectively.

	NUM			NMP
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together	Preferred	Common	together	Preferred
	as a class	Shares	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization to enable the Fund to reorganize as a newly created Massachusetts business trust.
For	6,531,490	879	—	—	—
Against	404,751	—	—	—	—
Abstain	252,957	—	—	—	—
Broker Non-Votes	1,722,219	—	—	—	—
Total	8,911,417	879	—	—	—
To approve an Agreement and Plan of Reorganization.
For	6,440,251	879	—	4,178,881	539
Against	454,949	—	—	211,091	—
Abstain	293,998	—	—	124,512	—
Broker Non-Votes	1,722,219	—	—	2,171,575	—
Total	8,911,417	879	—	6,686,059	539
To approve the issuance of additional common shares in connection with each Reorganization.
For	5,511,098	—	5,511,098	—	—
Against	437,522	—	437,522	—	—
Abstain	331,231	—	331,231	—	—
Broker Non-Votes	2,163,575	—	2,163,575	—	—
Total	8,443,426	—	8,443,426	—	—
To approve an amendment to the Fund’s articles of incorporation.
For	6,238,114	879	—	—	—
Against	611,427	—	—	—	—
Abstain	339,657	—	—	—	—
Broker Non-Votes	1,722,219	—	—	—	—
Total	8,911,417	879	—	—	—

Nuveen Investments	23

Shareholder Meeting Report (continued)
NUM
NMP

	NUM			NMP
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together	Preferred	Common	together	Preferred
	as a class	Shares	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	8,137,697	—	—	6,421,882	—
Withhold	305,729	—	—	264,177	—
Total	8,443,426	—	—	6,686,059	—
Robert P. Bremner
For	8,123,030	—	—	6,417,392	—
Withhold	320,396	—	—	268,667	—
Total	8,443,426	—	—	6,686,059	—
Jack B. Evans
For	8,135,902	—	—	6,422,233	—
Withhold	307,524	—	—	263,826	—
Total	8,443,426	—	—	6,686,059	—
William C. Hunter
For	—	879	—	—	539
Withhold	—	—	—	—	—
Total	—	879	—	—	539
David J. Kundert
For	8,117,278	—	—	6,413,031	—
Withhold	326,148	—	—	273,028	—
Total	8,443,426	—	—	6,686,059	—
William J. Schneider
For	—	879	—	—	539
Withhold	—	—	—	—	—
Total	—	879	—	—	539
Judith M. Stockdale
For	8,133,103	—	—	6,408,672	—
Withhold	310,323	—	—	277,387	—
Total	8,443,426	—	—	6,686,059	—
Carole E. Stone
For	8,132,544	—	—	6,420,400	—
Withhold	310,882	—	—	265,659	—
Total	8,443,426	—	—	6,686,059	—
Virginia L. Stringer
For	8,135,632	—	—	6,419,532	—
Withhold	307,794	—	—	266,527	—
Total	8,443,426	—	—	6,686,059	—
Terence J. Toth
For	8,120,221	—	—	6,406,259	—
Withhold	323,205	—	—	279,800	—
Total	8,443,426	—	—	6,686,059	—

24	Nuveen Investments

NZW
NUO

	NZW		NUO
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred	Common
	as a class	Shares	as a class	Shares	Shares
To approve an Agreement and Plan of Reorganization to enable the Fund to reorganize as a newly created Massachusetts business trust.
For	—	—	5,416,070	735	—
Against	—	—	348,966	—	—
Abstain	—	—	315,674	—	—
Broker Non-Votes	—	—	1,530,323	—	—
Total	—	—	7,611,033	735	—
To approve an Agreement and Plan of Reorganization.
For	2,031,968	828,130	5,371,087	735	—
Against	64,557	26,400	384,822	—	—
Abstain	42,236	3,250	324,801	—	—
Broker Non-Votes	1,007,892	438,357	1,530,323	—	—
Total	3,146,653	1,296,137	7,611,033	735	—
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	4,559,463	—	4,559,463
Against	—	—	388,847	—	388,847
Abstain	—	—	285,820	—	285,820
Broker Non-Votes	—	—	1,944,417	—	1,944,417
Total	—	—	7,178,547	—	7,178,547
To approve an amendment to the Fund’s articles of incorporation.
For	—	—	5,206,957	735	—
Against	—	—	537,388	—	—
Abstain	—	—	336,365	—	—
Broker Non-Votes	—	—	1,530,323	—	—
Total	—	—	7,611,033	735	—

Nuveen Investments	25

Shareholder Meeting Report (continued)
NZW
NUO

	NZW		NUO
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred	Common
	as a class	Shares	as a class	Shares	Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	6,678,352	—	—
Withhold	—	—	500,195	—	—
Total	—	—	7,178,547	—	—
Robert P. Bremner
For	2,974,303	—	6,670,133	—	—
Withhold	100,469	—	508,414	—	—
Total	3,074,772	—	7,178,547	—	—
Jack B. Evans
For	2,971,303	—	6,676,397	—	—
Withhold	103,469	—	502,150	—	—
Total	3,074,772	—	7,178,547	—	—
William C. Hunter
For	—	1,199,601	—	735	—
Withhold	—	52,667	—	—	—
Total	—	1,252,268	—	735	—
David J. Kundert
For	—	—	6,668,592	—	—
Withhold	—	—	509,955	—	—
Total	—	—	7,178,547	—	—
William J. Schneider
For	—	1,199,601	—	735	—
Withhold	—	52,667	—	—	—
Total	—	1,252,268	—	735	—
Judith M. Stockdale
For	—	—	6,670,416	—	—
Withhold	—	—	508,131	—	—
Total	—	—	7,178,547	—	—
Carole E. Stone
For	—	—	6,671,176	—	—
Withhold	—	—	507,371	—	—
Total	—	—	7,178,547	—	—
Virginia L. Stringer
For	—	—	6,665,687	—	—
Withhold	—	—	512,860	—	—
Total	—	—	7,178,547	—	—
Terence J. Toth
For	—	—	6,678,910	—	—
Withhold	—	—	499,637	—	—
Total	—	—	7,178,547	—	—

26	Nuveen Investments

NXI
NBJ
NVJ

	NXI		NBJ		NVJ
	Common and		Common and		Common and
	Preferred	Preferred	Preferred		Preferred
	shares voting	shares voting	shares voting		shares voting
	together	together	together	Preferred	together	Preferred
	as a class	as a class	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization to enable the Fund to reorganize as a newly created Massachusetts business trust.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve an Agreement and Plan of Reorganization.
For	3,907,453	1,563,084	3,083,505	1,260,570	2,124,066	928,700
Against	133,852	33,483	168,765	81,400	174,299	7,200
Abstain	133,405	50,000	90,820	32,500	115,534	60,160
Broker Non-Votes	2,126,459	957,595	1,289,540	580,430	1,011,459	473,853
Total	6,301,169	2,604,162	4,632,630	1,954,900	3,425,358	1,469,913
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve an amendment to the Fund’s articles of incorporation.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	27

NXI	Shareholder Meeting Report (continued)
NBJ
NVJ

	NXI		NBJ		NVJ
	Common and		Common and		Common and
	Preferred	Preferred	Preferred		Preferred
	shares voting	shares voting	shares voting		shares voting
	together	together	together	Preferred	together	Preferred
	as a class	as a class	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Robert P. Bremner
For	5,988,707	—	4,172,417	—	3,194,960	—
Withhold	150,690	—	167,177	—	181,554	—
Total	6,139,397	—	4,339,594	—	3,376,514	—
Jack B. Evans
For	5,988,230	—	4,180,379	—	3,121,920	—
Withhold	151,167	—	159,215	—	254,594	—
Total	6,139,397	—	4,339,594	—	3,376,514	—
William C. Hunter
For	—	2,474,625	—	1,744,113	—	1,433,227
Withhold	—	36,637	—	50,654	—	12,686
Total	—	2,511,262	—	1,794,767	—	1,445,913
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	2,474,625	—	1,736,151	—	1,433,227
Withhold	—	36,637	—	58,616	—	12,686
Total	—	2,511,262	—	1,794,767	—	1,445,913
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

28	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Michigan Quality Income Municipal Fund
(formerly Nuveen Michigan Quality Income Municipal Fund, Inc.)
Nuveen Ohio Quality Income Municipal Fund
(formerly Nuveen Ohio Quality Income Municipal Fund, Inc.)
Nuveen Ohio Dividend Advantage Municipal Fund
Nuveen Ohio Dividend Advantage Municipal Fund 2
Nuveen Ohio Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the “Funds”) as of February 28, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, and Nuveen Ohio Dividend Advantage Municipal Fund 3 at February 28, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 25, 2013

Nuveen Investments	29

Nuveen Michigan Quality Income Municipal Fund
(formerly Nuveen Michigan Quality Income Municipal Fund, Inc.)
NUM	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.4% (5.0% of Total Investments)
$24,250	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	$25,147,720
	Education and Civic Organizations – 3.8% (2.6% of Total Investments)
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007, 5.250%, 11/01/36	11/16 at 100.00	BB–	854,170
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005, 5.750%, 11/01/30	11/15 at 100.00	B+	1,056,836
805	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31	10/21 at 100.00	BBB–	932,126
	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds, Kettering University, Series 2001:
1,685	5.500%, 9/01/17 – AMBAC Insured	9/13 at 100.00	N/R	1,686,870
1,150	5.000%, 9/01/26 – AMBAC Insured	9/13 at 100.00	N/R	1,150,127
250	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	252,508
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	5,533,100
1,350	Michigan Technological University, General Revenue and Refunding Bonds, Series 2012A, 5.000%, 10/01/34	10/21 at 100.00	Aa3	1,529,618
12,495	Total Education and Civic Organizations			12,995,355
	Health Care – 17.5% (11.9% of Total Investments)
4,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	AA–	4,462,800
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	1,968,624
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	6,225,780
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,200,760
4,750	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical Center, Series 2012A, 5.000%, 6/01/39	No Opt. Call	A–	5,055,568
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
1,000	5.000%, 11/01/25	11/22 at 100.00	A	1,158,450
3,750	5.000%, 11/01/42	11/22 at 100.00	A	4,109,700
3,000	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	3,304,050
9,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	9,999,540
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
150	5.000%, 11/15/20	11/19 at 100.00	A	177,764
7,300	5.750%, 11/15/39	11/19 at 100.00	A	8,342,805
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	4,517,800
1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Memorial Healthcare Center Obligated Group, Series 1999, 5.875%, 11/15/21	5/13 at 100.00	BBB	1,001,890
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	1,101,070
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	4,158,300
1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,914,180
53,390	Total Health Care			59,699,081

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 6.6% (4.5% of Total Investments)
$2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)	12/20 at 101.00	AA+	$3,022,001
1,700	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31 (Alternative Minimum Tax)	8/14 at 100.00	Aaa	1,736,346
990	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Breton Village Green Project, Series 1993, 5.625%, 10/15/18 – AGM Insured	4/13 at 100.00	AA–	1,001,573
1,500	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Walled Lake Villa Project, Series 1993, 6.000%, 4/15/18 – AGM Insured	4/13 at 100.00	Aaa	1,505,220
	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A:
1,840	3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,900,867
1,860	3.875%, 11/01/17 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,920,617
140	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1999A, 5.300%, 10/01/37 – NPFG Insured (Alternative Minimum Tax)	4/13 at 100.00	AA	140,154
2,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	2,374,957
325	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	355,661
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,976,950
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2, 4.625%, 10/01/41	4/22 at 100.00	AA	1,830,760
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D:
2,150	3.950%, 10/01/37	4/22 at 100.00	AA	2,167,953
1,000	4.000%, 10/01/42	No Opt. Call	AA	1,012,150
	Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8 Assisted Multifamily Housing Revenue Refunding Bonds, Clinton Place Project, Series 1992A:
70	6.600%, 6/01/13	No Opt. Call	AA+	70,363
1,500	6.600%, 6/01/22	6/13 at 100.00	AA+	1,504,860
21,600	Total Housing/Multifamily			22,520,432
	Housing/Single Family – 1.4% (1.0% of Total Investments)
3,305	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)	6/20 at 100.00	AA+	3,583,017
1,160	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series 2011A, 4.600%, 12/01/26	6/21 at 100.00	AA+	1,254,227
4,465	Total Housing/Single Family			4,837,244
	Industrials – 0.1% (0.1% of Total Investments)
500	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Republic Services Inc., Series 2001, 4.250%, 8/01/31 (Mandatory put 4/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	515,930
	Tax Obligation/General – 45.1% (30.8% of Total Investments)
1,475	Anchor Bay School District, Macomb and St. Clair Counties, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/21	11/13 at 100.00	Aa2	1,520,327
2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/29	5/22 at 100.00	Aa1	2,762,991
2,200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	2,500,608
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	111,362
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA–	1,044,290
500	4.000%, 5/01/33	5/21 at 100.00	AA–	519,495

Nuveen Investments	31

Nuveen Michigan Quality Income Municipal Fund (continued)
NUM	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
$1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	$1,090,410
2,250	5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	Aa2	2,438,663
4,257	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 8.069%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	4,993,291
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/20	No Opt. Call	AA–	1,082,235
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site, Series 2011B:
1,200	5.500%, 5/01/36	5/21 at 100.00	AA–	1,390,080
2,190	5.500%, 5/01/41	5/21 at 100.00	AA–	2,525,026
	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A:
2,000	6.000%, 5/01/19 – FGIC Insured	No Opt. Call	Aa2	2,458,820
1,815	6.000%, 5/01/20 – FGIC Insured	No Opt. Call	Aa2	2,269,712
1,075	6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	1,363,605
	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012:
1,040	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	1,190,488
2,615	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA–	3,008,244
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA–	1,153,570
1,645	5.000%, 10/01/22 – AGM Insured	No Opt. Call	AA–	1,898,873
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	6,271,118
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,033,880
100	0.000%, 12/01/27	No Opt. Call	AAA	64,861
5,305	0.000%, 12/01/29	No Opt. Call	AAA	3,098,332
	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007:
860	5.000%, 9/01/24 – NPFG Insured	9/17 at 100.00	AA	994,805
2,000	5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	2,273,900
1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	1,821,699
3,185	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	3,547,039
200	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/35 – AGM Insured	5/15 at 100.00	AA	214,586
2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured	5/16 at 100.00	Aa2	2,783,957
3,810	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A, 5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3	3,987,470
2,160	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	2,374,272
1,925	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/30 – SYNCORA GTY Insured	5/17 at 100.00	AA–	2,072,205
990	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/20	No Opt. Call	A+	1,152,608
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	4,990,520
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	1,212,620
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%, 5/01/22 – NPFG Insured	No Opt. Call	Aa3	3,146,925
1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,567,018
6,820	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	7,608,460

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,595	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – NPFG Insured	5/15 at 100.00	AA–	$1,739,204
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 – NPFG Insured (UB)	8/17 at 100.00	Aaa	5,012,451
5,620	5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	6,316,037
1,100	Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 – AGM Insured	5/14 at 100.00	Aa2	1,154,560
2,285	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.245%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	2,749,678
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured	5/18 at 100.00	Aa2	858,443
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	1,780,684
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA–	717,677
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	595,434
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA–	893,336
500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series 2012, 5.000%, 5/01/19	No Opt. Call	AA–	609,055
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/27 – AGM Insured	5/15 at 100.00	Aa2	1,077,550
2,100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/33 – AGM Insured	5/18 at 100.00	Aa2	2,341,836
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	400,817
3,175	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	3,393,154
1,655	Southfield Library Building Authority, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	AA	1,778,910
1,535	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,716,498
3,600	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	3,989,556
2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	Aa1	2,533,599
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008:
1,110	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa2	1,256,842
2,150	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	2,365,108
2,905	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	BBB+	3,346,851
	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A:
1,500	5.500%, 12/01/18 – NPFG Insured	6/13 at 100.00	BBB+	1,502,910
5,000	5.000%, 12/01/21 – NPFG Insured	6/13 at 100.00	BBB+	5,005,200
6,125	5.000%, 12/01/30 – NPFG Insured	6/13 at 100.00	BBB+	6,126,531
3,850	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	4,141,907
1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3	2,120,612
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds, Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured	5/21 at 100.00	AA–	1,598,104
144,132	Total Tax Obligation/General			153,660,909

Nuveen Investments	33

Nuveen Michigan Quality Income Municipal Fund (continued)
NUM	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 17.1% (11.7% of Total Investments)
$2,485	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	$2,766,700
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	638,114
500	5.000%, 10/01/30	10/21 at 100.00	AA	566,120
500	5.000%, 10/01/31	10/21 at 100.00	AA	563,725
1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16	No Opt. Call	AA	1,124,730
330	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	A–	336,465
4,730	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	5,353,698
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
1,600	5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	1,736,704
2,135	5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	2,310,518
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	3,677,520
7,720	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	3,814,143
8,040	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	8,776,223
	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II:
10,100	5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3	10,386,739
7,480	5.000%, 10/15/23 – NPFG Insured	10/13 at 100.00	Aa3	7,692,357
	Michigan State Trunk Line Fund Refunding Bonds, Series 2009:
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,246,490
1,300	5.000%, 11/15/36	11/21 at 100.00	AA+	1,510,457
17,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	2,960,550
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+	1,103,060
1,570	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB+	1,652,221
76,210	Total Tax Obligation/Limited			58,216,534
	Transportation – 2.5% (1.7% of Total Investments)
230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA	255,613
2,345	Wayne County Airport Authority, Michigan, Airport Revenue Bonds, Detroit Metro Wayne County Airport, Series 2012A, 5.000%, 12/01/23	No Opt. Call	A	2,827,226
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,370,840
7,075	Total Transportation			8,453,679
	U.S. Guaranteed – 16.6% (11.3% of Total Investments) (4)
2,110	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/20 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2 (4)	2,128,906
2,500	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/23 (Pre-refunded 5/01/13) – FGIC Insured	5/13 at 100.00	Aa2 (4)	2,521,175
915	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A (4)	1,011,075
1,655	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA– (4)	1,681,977
	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A:
4,025	5.000%, 7/01/24 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	4,091,735
1,500	5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	1,524,870
1,400	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/21 (Pre-refunded 11/01/13)	11/13 at 100.00	Aa2 (4)	1,445,906

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,065	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2 (4)	$1,125,119
1,790	Lansing Building Authority, Michigan, General Obligation Bonds, Series 2003A, 5.000%, 6/01/26 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	AA (4)	1,812,554
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004:
500	5.000%, 5/01/22 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	528,105
500	5.000%, 5/01/22 (Pre-refunded 5/01/14)	5/14 at 100.00	Aa2 (4)	528,105
3,880	Mayville Community Schools, Tuscola County, Michigan, General Obligation Bonds, School Building and Site Project, Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) – FGIC Insured	11/14 at 100.00	Aa2 (4)	4,189,779
575	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32 (Pre-refunded 4/01/13)	4/13 at 100.00	AA+ (4)	577,950
3,460	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)	5/13 at 100.00	Aaa	3,474,324
675	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Hospital, Series 1992A, 6.000%, 5/15/13 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	678,409
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005:
425	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	467,874
1,600	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,761,408
835	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	919,235
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
4,435	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	4,876,194
2,680	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	2,946,606
1,115	Michigan Technological University, General Revenue Bonds, Series 2004A, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (4)	1,146,733
1,000	Otsego Public Schools District, Allegan and Kalamazoo Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	Aa2 (4)	1,056,450
4,340	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/26 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	4,583,951
	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
170	6.000%, 8/01/26 (ETM)	No Opt. Call	BBB– (4)	243,755
1,530	6.000%, 8/01/26 (ETM)	No Opt. Call	AA+ (4)	2,193,791
4,100	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	4,785,192
1,425	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	AA– (4)	1,509,617
2,830	Warren Consolidated Schools, Macomb and Oakland Counties, Michigan, General Obligation Bonds, Refunding Series 2003, 5.250%, 5/01/20 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2 (4)	2,855,357
53,035	Total U.S. Guaranteed			56,666,152
	Utilities – 9.3% (6.4% of Total Investments)
1,115	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA–	1,132,550
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
390	5.000%, 7/01/28	7/18 at 100.00	AA–	430,346
8,250	5.000%, 7/01/32	7/18 at 100.00	AA–	9,105,195
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond Trust 4700:
1,110	18.296%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,755,576
1,700	18.141%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	2,688,720
3,500	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	3,786,755

Nuveen Investments	35

Nuveen Michigan Quality Income Municipal Fund (continued)
NUM	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011:
$1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–	$2,042,269
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–	2,300,042
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	2,504,733
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–	331,664
3,630	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured	No Opt. Call	A1	4,798,025
990	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/13 at 100.00	Ba1	989,941
26,905	Total Utilities			31,865,816
	Water and Sewer – 19.1% (13.0% of Total Investments)
3,500	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA–	3,793,125
175	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding, Series 2006D, 5.000%, 7/01/33 – NPFG Insured	No Opt. Call	A	183,062
190	Detroit Water Supply System, Michigan, Water Supply System Revenue Refunding Second Lien Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA–	198,753
10,100	Detroit Water Supply System, Michigan, Water Supply System Revenue Senior Lien Bonds, Series 2006A, 5.000%, 7/01/34 – AGM Insured	7/16 at 100.00	AA–	10,578,235
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
1,085	5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	A	1,121,857
135	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	137,331
305	Detroit, Michigan, Second Lien Water Supply System Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	7/13 at 100.00	A	306,449
4,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	4,882,920
1,965	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/17 – AGM Insured	7/13 at 100.00	AA	1,986,301
1,500	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	A+	1,512,015
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	475,392
5,350	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	5,786,560
1,060	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011C, 5.000%, 7/01/41	No Opt. Call	A+	1,121,014
1,330	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+	1,442,465
1,190	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	1,350,103
2,605	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,947,453
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31	10/22 at 100.00	AAA	2,392,920
1,135	5.000%, 10/01/32	10/22 at 100.00	AAA	1,350,571
4,210	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19	10/14 at 100.00	AAA	4,519,393
1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA	1,117,710
1,150	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23	10/14 at 100.00	AAA	1,231,075
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
500	5.000%, 10/01/23	10/17 at 100.00	AAA	585,875
2,000	5.000%, 10/01/24	10/17 at 100.00	AAA	2,337,640
8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	9,134,883

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
$500	5.250%, 10/01/31	10/21 at 100.00	A	$558,335
1,500	5.625%, 10/01/40	10/21 at 100.00	A	1,682,070
1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB	1,547,115
700	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A	781,382
59,355	Total Water and Sewer			65,062,004
$483,412	Total Investments (cost $455,558,231) – 146.5%			499,640,856
	Floating Rate Obligations – (1.9)%			(6,625,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (4.8)% (6)			(16,313,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (41.6)% (6)			(141,800,000)
	Other Assets Less Liabilities – 1.8%			6,153,779
	Net Assets Applicable to Common Shares – 100%			$341,056,635

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 3.3% and 28.4%, respectively.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Ohio Quality Income Municipal Fund
(formerly Nuveen Ohio Quality Income Municipal Fund, Inc.)
NUO	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 8.2% (5.9% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$4,000	5.125%, 6/01/24	6/17 at 100.00	B–	$3,636,680
11,945	5.875%, 6/01/47	6/17 at 100.00	B	10,483,049
115	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	116,148
16,060	Total Consumer Staples			14,235,877
	Education and Civic Organizations – 9.7% (6.9% of Total Investments)
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	No Opt. Call	AA	149,344
920	5.000%, 9/01/36	9/21 at 100.00	AA	1,049,481
750	Miami University of Ohio, General Receipts Bonds, Series 2012, 4.000%, 9/01/33	9/22 at 100.00	AA	794,115
1,650	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,721,775
1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,794,730
1,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/29	12/15 at 100.00	Ba2	978,820
2,420	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured	12/16 at 100.00	A	2,697,985
935	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004, 5.000%, 11/01/21	11/14 at 100.00	AA	1,005,564
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender Option Bond Trust 1144, 23.233%, 12/01/43 (IF) (4)	12/22 at 100.00	A	1,885,050
770	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15	6/13 at 100.00	Ba2	770,847
1,500	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,651,800
2,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28	11/18 at 100.00	A–	2,274,320
15,075	Total Education and Civic Organizations			16,773,831
	Health Care – 23.8% (17.0% of Total Investments)
1,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	1,119,760
2,500	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	2,770,850
3,405	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	3,532,041
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
250	5.000%, 11/01/34	11/19 at 100.00	Aa2	275,028
415	5.250%, 11/01/40	11/19 at 100.00	Aa2	460,613
1,200	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	1,284,528
2,400	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.356%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	3,003,696
	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J:
2,455	5.250%, 5/15/16 – FGIC Insured	5/14 at 100.00	N/R	2,564,297
1,260	5.125%, 5/15/28 – FGIC Insured	5/14 at 100.00	N/R	1,283,978
1,000	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	1,188,190

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D:
$90	5.000%, 11/15/38	11/18 at 100.00	AA	$96,475
40	5.125%, 11/15/40	11/18 at 100.00	AA	43,091
2,665	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,236,296
785	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	860,431
430	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	476,049
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
1,500	5.000%, 5/01/30	5/14 at 100.00	AA–	1,556,220
2,500	5.000%, 5/01/32	5/14 at 100.00	AA–	2,593,700
95	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, 5.250%, 1/15/46 – BHAC Insured	1/17 at 100.00	AA+	106,470
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
1,315	5.000%, 1/01/25	1/18 at 100.00	Aa2	1,472,603
50	5.250%, 1/01/33	1/18 at 100.00	Aa2	55,737
1,200	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,322,016
1,000	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	1,168,290
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
375	20.098%, 1/01/17 (IF)	No Opt. Call	Aa2	543,120
2,700	64.745%, 1/01/33 (IF)	1/19 at 100.00	Aa2	4,517,532
1,100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 64.902%, 1/01/17 (IF)	No Opt. Call	Aa2	1,840,476
1,200	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	1,264,140
600	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A2	677,658
1,670	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012, 5.000%, 12/01/42	No Opt. Call	Baa2	1,762,936
35,200	Total Health Care			41,076,221
	Housing/Multifamily – 2.4% (1.7% of Total Investments)
1,385	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30	8/13 at 100.00	Aaa	1,388,255
800	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	870,864
670	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	700,813
1,100	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	1,176,285
3,955	Total Housing/Multifamily			4,136,217
	Housing/Single Family – 0.1% (0.1% of Total Investments)
175	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	180,296

Nuveen Investments	39

Nuveen Ohio Quality Income Municipal Fund (continued)
NUO	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 0.9% (0.6% of Total Investments)
$625	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund – Program Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB+	$635,000
895	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	5/13 at 100.00	BBB+	897,076
1,520	Total Industrials			1,532,076
	Long-Term Care – 1.1% (0.8% of Total Investments)
490	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	552,651
1,165	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	1,310,439
1,655	Total Long-Term Care			1,863,090
	Materials – 1.2% (0.9% of Total Investments)
2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	2,129,320
	Tax Obligation/General – 21.7% (15.5% of Total Investments)
	Butler County, Ohio, General Obligation Bonds, Series 2002:
110	5.000%, 12/01/21 – NPFG Insured	12/13 at 100.00	Aa1	113,823
100	5.000%, 12/01/22 – NPFG Insured	12/13 at 100.00	Aa1	103,475
2,630	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012, 5.000%, 12/01/28 – AGM Insured	6/22 at 100.00	AAA	3,149,898
3,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	1,767,660
1,840	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	2,124,206
1,500	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA+	1,648,740
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009, 5.125%, 12/01/36	12/19 at 100.00	Aa1	1,559,849
7,020	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	7,633,547
2,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3	2,843,857
660	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	552,750
800	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2	931,112
1,585	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	1,740,869
505	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	559,535
500	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	565,885
1,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	1,902,945
1,350	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,507,059
505	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	Baa1	627,134
275	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	312,373
1,000	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – FGIC Insured	12/15 at 100.00	Aa3	1,092,870

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	$1,099,940
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/36	6/18 at 100.00	AA+	567,705
1,510	Painesville City School District, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	A1	1,615,594
2,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	2,251,400
250	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	288,725
70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	6/13 at 100.00	Aaa	70,347
100	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	113,669
650	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa2	722,605
34,895	Total Tax Obligation/General			37,467,572
	Tax Obligation/Limited – 22.2% (15.9% of Total Investments)
4,000	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	AA	4,611,800
3,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa	3,298,260
1,305	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,452,935
545	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	601,664
1,010	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012, 5.250%, 12/01/27	12/21 at 100.00	AAA	1,215,414
1,085	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 – FGIC Insured	6/14 at 100.00	A+	1,138,729
4,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	4,384,920
1,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	539,470
2,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	2,254,260
5,910	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	6,718,901
140	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	165,579
800	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	874,248
23,215	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	6,976,339
7,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	2,202,086
1,645	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A, 5.000%, 12/01/23	12/22 at 100.00	AA+	1,988,328
57,530	Total Tax Obligation/Limited			38,422,933

Nuveen Investments	41

Nuveen Ohio Quality Income Municipal Fund (continued)
NUO	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 3.9% (2.7% of Total Investments)
$1,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	$1,139,690
3,050	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/23 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	3,101,393
2,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	2,442,260
6,050	Total Transportation			6,683,343
	U.S. Guaranteed – 31.3% (22.4% of Total Investments) (5)
	Butler County, Ohio, General Obligation Bonds, Series 2002:
1,235	5.000%, 12/01/21 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa1 (5)	1,279,966
1,100	5.000%, 12/01/22 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa1 (5)	1,140,051
1,500	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	Aa1 (5)	1,657,110
1,000	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	1,060,400
1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA (5)	1,060,130
1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (5)	1,460,633
1,200	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+ (5)	1,299,984
	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
1,020	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (5)	1,040,278
980	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (5)	999,482
1,000	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A– (5)	1,083,320
1,000	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/19 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	Aa2 (5)	1,063,270
1,000	Dublin City School District, Franklin, Delaware and Union Counties, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AAA	1,036,800
1,195	Fairview Park City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	Aa2 (5)	1,320,164
1,850	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School Construction, Series 2005, 5.000%, 12/01/26 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	Aa1 (5)	2,083,914
3,000	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A, 5.000%, 12/01/25 (Pre-refunded 12/01/16) – NPFG Insured	12/16 at 100.00	Aa1 (5)	3,497,340
1,000	Hudson City School District, Ohio, Certificates of Participation, Series 2004, 5.000%, 6/01/26 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	1,059,740
1,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	Aa1 (5)	1,174,570
760	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	N/R (5)	787,854
1,350	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (5)	1,488,564
480	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004, 5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3 (5)	517,901
1,320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	A (5)	1,428,029
2,645	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2004A, 5.250%, 4/01/15 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (5)	2,790,422
1,500	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (5)	1,678,965

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Ohio State University, General Receipts Bonds, Series 2003B:
$2,450	5.250%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R (5)	$2,481,826
550	5.250%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (5)	557,145
525	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	634,037
	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B:
1,225	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,352,131
275	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	303,540
1,000	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (5)	1,012,560
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
1,315	5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	1,397,687
3,380	5.250%, 12/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (5)	3,592,534
1,000	Princeton City School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/30 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA (5)	1,036,800
850	University of Cincinnati, Ohio, General Receipts Bonds, Series 2003C, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	AA– (5)	860,608
	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,200	5.000%, 6/01/19 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (5)	1,271,688
2,605	5.000%, 6/01/25 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (5)	2,760,623
	Warren City School District, Trumbull County, Ohio, General Obligation Bonds, Series 2004:
2,515	5.000%, 12/01/20 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA (5)	2,665,246
1,170	5.000%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA (5)	1,239,896
1,000	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aaa	1,036,880
50,735	Total U.S. Guaranteed			54,212,088
	Utilities – 6.6% (4.7% of Total Investments)
2,500	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	2,778,925
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A2	1,070,880
2,105	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	903,803
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A2	834,890
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38 (Mandatory put 12/01/19)	12/19 at 100.00	Baa1	1,719,255
1,465	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/13 at 100.00	Baa1	1,467,212
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured	No Opt. Call	A1	514,796
2,000	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	2,088,120
14,675	Total Utilities			11,377,881
	Water and Sewer – 6.9% (4.9% of Total Investments)
4,850	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	5,626,484
430	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	483,806
1,250	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	Aa2	1,510,250

Nuveen Investments	43

Nuveen Ohio Quality Income Municipal Fund (continued)
NUO	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,025	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	$1,290,496
1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	10/15 at 100.00	A1	1,347,087
100	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	113,429
225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 – SYNCORA GTY Insured	12/17 at 100.00	A–	244,411
1,170	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,341,510
10,270	Total Water and Sewer			11,957,473
$249,795	Total Investments (cost $218,447,366) – 140.0%			242,048,218
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (42.5)% (6)			(73,500,000)
	Other Assets Less Liabilities – 2.5%			4,350,083
	Net Assets Applicable to Common Shares – 100%			$172,898,301

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

44	Nuveen Investments

Nuveen Ohio Dividend Advantage Municipal Fund
NXI	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.2% (4.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,500	5.125%, 6/01/24	6/17 at 100.00	B–	$1,363,755
3,300	5.875%, 6/01/47	6/17 at 100.00	B	2,896,114
45	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	45,449
4,845	Total Consumer Staples			4,305,318
	Education and Civic Organizations – 9.8% (6.9% of Total Investments)
275	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	313,704
300	Miami University of Ohio, General Receipts Bonds, Series 2012, 4.000%, 9/01/32	9/22 at 100.00	AA	319,161
700	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	730,450
2,650	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2002, 5.000%, 5/01/22	5/13 at 100.00	Baa2	2,653,074
500	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/24	12/15 at 100.00	Ba2	499,520
1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.750%, 5/01/28	11/18 at 100.00	A–	1,137,160
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series 2008A, 5.500%, 12/01/28	12/18 at 100.00	A3	1,074,963
6,375	Total Education and Civic Organizations			6,728,032
	Health Care – 26.5% (18.6% of Total Investments)
65	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A, 5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	67,267
500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	559,880
1,385	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	1,436,674
1,300	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	1,442,883
600	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	642,264
1,280	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.356%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	1,601,971
2,000	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J, 5.125%, 5/15/28 – FGIC Insured	5/14 at 100.00	N/R	2,038,060
1,000	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	1,188,190
290	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	352,167
330	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	361,710
170	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	188,205
1,000	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA–	1,037,480
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
1,050	5.000%, 1/01/25	1/18 at 100.00	Aa2	1,175,843
90	5.250%, 1/01/33	1/18 at 100.00	Aa2	100,326

Nuveen Investments	45

Nuveen Ohio Dividend Advantage Municipal Fund (continued)
NXI	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
$1,100	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	$1,248,115
80	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	88,134
200	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	233,658
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
250	20.098%, 1/01/17 (IF)	No Opt. Call	Aa2	362,080
1,225	64.745%, 1/01/33 (IF)	1/19 at 100.00	Aa2	2,049,621
65	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 64.902%, 1/01/17 (IF)	No Opt. Call	Aa2	108,755
500	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	526,725
375	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A2	423,536
1,000	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012, 5.000%, 12/01/42	No Opt. Call	Baa2	1,055,650
15,855	Total Health Care			18,289,194
	Housing/Multifamily – 4.1% (2.9% of Total Investments)
1,165	Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue Bonds, Euclid Avenue Housing Corporation – Fenn Tower Project, Series 2005, 5.000%, 8/01/23 – AMBAC Insured	8/15 at 100.00	N/R	1,168,646
350	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	381,003
265	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	277,187
915	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	978,455
2,695	Total Housing/Multifamily			2,805,291
	Housing/Single Family – 0.1% (0.0% of Total Investments)
45	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	46,362
	Industrials – 5.2% (3.6% of Total Investments)
1,500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/14 at 100.00	BBB+	1,515,915
260	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB+	264,160
1,300	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa2	1,679,405
700	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	98,273
3,760	Total Industrials			3,557,753
	Long-Term Care – 1.1% (0.8% of Total Investments)
215	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	242,490
470	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	528,675
685	Total Long-Term Care			771,165

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 29.2% (20.5% of Total Investments)
$125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	$143,308
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012:
250	5.000%, 12/01/26 – AMBAC Insured	6/22 at 100.00	AAA	303,135
160	5.000%, 12/01/28 – AGM Insured	6/22 at 100.00	AAA	191,629
765	5.000%, 12/01/29 – AGM Insured	6/22 at 100.00	AAA	912,744
	Cincinnati, Ohio, Various Purpose General Obligation Bonds, Series 2012A:
1,960	5.000%, 12/01/31	12/20 at 100.00	AA+	2,278,774
875	5.000%, 12/01/32	12/20 at 100.00	AA+	1,011,999
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
400	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	247,296
1,735	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	1,022,297
1,355	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,571,719
470	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA+	516,605
2,550	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	2,772,870
2,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3	2,204,540
500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	418,750
430	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	486,111
400	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	439,336
1,005	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,113,530
200	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	226,354
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	1,268,630
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	55,817
100	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	Baa1	124,185
150	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	170,385
750	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	824,955
1,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	1,125,700
500	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	577,450
50	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	56,835
50	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa2	55,585
18,830	Total Tax Obligation/General			20,120,539
	Tax Obligation/Limited – 30.1% (21.2% of Total Investments)
125	Cincinnati City School District, Ohio, Certificates of Participation, Series 2006, 5.000%, 12/15/32 – AGM Insured	12/16 at 100.00	Aa2	141,488
2,000	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart- Convention Center Project, Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	AA	2,305,900

Nuveen Investments	47

Nuveen Ohio Dividend Advantage Municipal Fund (continued)
NXI	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$50	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	$56,384
2,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured	12/15 at 100.00	Aaa	2,198,840
525	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	584,514
225	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	248,393
1,090	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012, 5.250%, 12/01/28	12/21 at 100.00	AAA	1,306,866
1,415	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/21 – FGIC Insured	6/14 at 100.00	A+	1,483,245
1,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	1,644,345
2,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	1,078,940
1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	1,127,130
2,470	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	2,808,069
685	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	810,156
345	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	377,019
1,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA	1,093,910
5,220	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	1,568,662
5,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	1,468,058
400	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A, 5.000%, 12/01/24	12/22 at 100.00	AA+	480,308
27,300	Total Tax Obligation/Limited			20,782,227
	Transportation – 0.6% (0.4% of Total Investments)
425	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%, 12/01/23 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–	432,161
	U.S. Guaranteed – 13.5% (9.5% of Total Investments) (6)
1,500	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/30 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	Aa1 (6)	1,657,110
400	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+ (6)	433,328
	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
560	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (6)	571,133
540	6.000%, 1/01/32 (Pre-refunded 7/01/13)	7/13 at 100.00	Aa2 (6)	550,735
1,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	N/R (6)	1,036,650
375	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (6)	413,490
250	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (6)	279,828
1,760	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%, 12/01/20 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (6)	1,865,142
325	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	392,499
645	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Series 2003, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	Aa1 (6)	668,736
48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,345	Troy City School District, Miami County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa2 (6)	$1,456,312
8,700	Total U.S. Guaranteed			9,324,963
	Utilities – 7.8% (5.5% of Total Investments)
	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA–	54,979
1,000	5.250%, 2/15/43	2/18 at 100.00	A1	1,111,570
2,130	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	914,537
2,265	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/13 at 100.00	Baa1	2,268,420
1,000	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1	1,043,560
6,445	Total Utilities			5,393,066
	Water and Sewer – 8.2% (5.7% of Total Investments)
1,100	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	1,276,110
175	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	196,898
625	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	Aa2	755,125
925	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	1,049,218
500	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 - SYNCORA GTY Insured	12/16 at 100.00	A–	573,295
730	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Series 2003, 5.000%, 12/01/23 – NPFG Insured	12/13 at 100.00	Aa1	754,798
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB	1,031,410
5,055	Total Water and Sewer			5,636,854
$101,015	Total Investments (cost $89,142,095) – 142.4%			98,192,925
	MuniFund Term Preferred Shares, at Liquidation Value – (45.1)% (7)			(31,103,400)
	Other Assets Less Liabilities – 2.7%			1,884,950
	Net Assets Applicable to Common Shares – 100%			$68,974,475

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.7%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.9% (4.0% of Total Investments)
$400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A1	$446,096
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	6/17 at 100.00	B–	909,170
1,750	5.875%, 6/01/47	6/17 at 100.00	B	1,535,818
45	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds Series 2002, 5.375%, 5/15/33,	5/13 at 100.00	BBB+	45,449
3,195	Total Consumer Staples			2,936,533
	Education and Civic Organizations – 4.2% (2.9% of Total Investments)
490	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	558,963
250	Miami University of Ohio, General Receipts Bonds, Series 2012, 4.000%, 9/01/33	9/22 at 100.00	AA	264,705
450	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	469,575
805	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001, 5.500%, 12/01/15	6/13 at 100.00	Ba2	805,886
1,995	Total Education and Civic Organizations			2,099,129
	Health Care – 22.7% (15.5% of Total Investments)
250	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	279,940
1,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	1,108,340
1,090	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	1,130,668
300	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	332,973
250	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	267,610
480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.356%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	600,739
600	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	712,914
865	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	A3	970,089
460	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	558,610
225	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	246,620
120	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	132,851
700	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA–	726,236
35	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A, 5.000%, 1/01/25	1/18 at 100.00	Aa2	39,195
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010:
400	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	453,860
40	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	44,067
200	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	233,658

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
$125	20.098%, 1/01/17 (IF)	No Opt. Call	Aa2	$181,040
1,000	64.745%, 1/01/33 (IF)	1/19 at 100.00	Aa2	1,673,160
375	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 64.902%, 1/01/17 (IF)	No Opt. Call	Aa2	627,435
350	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	368,708
190	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A2	214,592
375	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012, 5.000%, 12/01/37	No Opt. Call	Baa2	397,406
9,430	Total Health Care			11,300,711
	Housing/Multifamily – 4.5% (3.1% of Total Investments)
1,000	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)	5/13 at 101.00	Aaa	1,022,120
250	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	272,145
205	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	214,428
690	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	737,852
2,145	Total Housing/Multifamily			2,246,545
	Housing/Single Family – 0.2% (0.1% of Total Investments)
90	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	92,723
	Industrials – 3.1% (2.1% of Total Investments)
1,150	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa2	1,485,628
500	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	70,195
1,650	Total Industrials			1,555,823
	Long-Term Care – 1.0% (0.7% of Total Investments)
95	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	107,147
340	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	382,446
435	Total Long-Term Care			489,593
	Tax Obligation/General – 44.5% (30.5% of Total Investments)
1,000	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012, 5.000%, 12/01/29 – AGM Insured	6/22 at 100.00	AAA	1,193,130
1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/15 – AGM Insured	6/14 at 100.00	AA	1,054,610
1,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	1,117,260
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured	11/21 at 100.00	A1	1,305,004
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
2,095	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	1,295,213
100	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	58,922
1,000	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	1,159,940
400	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA+	439,664

Nuveen Investments	51

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
NBJ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,905	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	$2,071,496
1,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3	1,102,270
500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	418,750
345	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	390,019
400	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	439,336
1,005	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,113,530
200	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	226,354
1,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	1,902,944
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	55,817
600	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	Baa1	745,110
150	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	170,385
2,665	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/28 – FGIC Insured	12/15 at 100.00	Aa3	2,912,498
400	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	439,976
1,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	1,125,700
1,000	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	1,154,900
50	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	56,835
200	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa2	222,340
20,705	Total Tax Obligation/General			22,172,003
	Tax Obligation/Limited – 30.1% (20.7% of Total Investments)
500	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	AA	576,475
175	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	197,342
395	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	439,777
160	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	176,635
760	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012, 5.250%, 12/01/30	12/21 at 100.00	AAA	905,981
1,000	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	1,096,230
2,500	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	1,348,675
1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	1,127,130
1,750	Hudson City School District, Ohio, Certificates of Participation, Series 2012, 4.000%, 6/01/34 – NPFG Insured	6/22 at 100.00	Aa3	1,814,820
1,800	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	2,046,365

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$140	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	$165,579
250	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	273,203
1,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA	1,093,910
4,065	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+	1,221,573
3,940	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	1,101,742
400	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A, 5.000%, 12/01/24	12/22 at 100.00	AA+	480,308
805	Vermilion Local School District, East and Lorain Counties, Ohio, Certificates of Participation, Series 2012, 5.000%, 12/01/25	12/20 at 100.00	Aa3	949,079
20,640	Total Tax Obligation/Limited			15,014,824
	Transportation – 1.2% (0.8% of Total Investments)
500	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A, 5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	569,845
	U.S. Guaranteed – 14.7% (10.0% of Total Investments) (6)
1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA (6)	1,060,130
605	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (6)	660,376
400	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21 (Pre-refunded 12/01/14)	12/14 at 100.00	AA+ (6)	433,328
1,000	Marysville Exempted Village School District, Ohio, Certificates of Participation, School Facilities Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	N/R (6)	1,110,840
90	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (6)	99,238
100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (6)	111,931
210	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	253,615
1,095	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/18 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (6)	1,135,132
1,050	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.500%, 12/01/15 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,119,321
1,245	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D, 5.000%, 6/01/19 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (6)	1,319,376
6,795	Total U.S. Guaranteed			7,303,287
	Utilities – 9.4% (6.5% of Total Investments)
1,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	1,111,570
1,065	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	457,268
2,500	Ohio Air Quality Development Authority, Revenue Refunding Bonds, Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 – AMBAC Insured	5/13 at 100.00	Baa1	2,503,774
595	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1	621,216
5,160	Total Utilities			4,693,828

Nuveen Investments	53

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
NBJ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 4.5% (3.1% of Total Investments)
$1,100	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	$1,276,110
130	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	146,267
625	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A, 5.000%, 1/01/25	1/22 at 100.00	Aa2	755,125
50	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM Insured	12/20 at 100.00	A2	56,715
1,905	Total Water and Sewer			2,234,217
$74,645	Total Investments (cost $66,089,827) – 146.0%			72,709,061
	MuniFund Term Preferred Shares, at Liquidation Value – (48.7)% (7)			(24,244,000)
	Other Assets Less Liabilities – 2.7%			1,347,936
	Net Assets Applicable to Common Shares – 100%			$49,812,997

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

54	Nuveen Investments

Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 7.7% (5.2% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$1,000	5.125%, 6/01/24	6/17 at 100.00	B–	$909,170
2,000	5.875%, 6/01/47	6/17 at 100.00	B	1,755,220
20	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/13 at 100.00	BBB+	20,200
3,020	Total Consumer Staples			2,684,590
	Education and Civic Organizations – 9.9% (6.7% of Total Investments)
275	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36	9/21 at 100.00	AA	313,704
180	Miami University of Ohio, General Receipts Bonds, Series 2012, 4.000%, 9/01/32	9/22 at 100.00	AA	191,497
350	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	365,225
1,125	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2002, 5.750%, 5/01/16	5/13 at 100.00	Baa2	1,128,431
650	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005, 5.000%, 12/01/24	12/15 at 100.00	Ba2	649,376
	Ohio Higher Education Facilities Commission, Revenue Bonds, Denison University Project, Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	142,691
590	5.000%, 11/01/32	5/22 at 100.00	AA	685,804
3,290	Total Education and Civic Organizations			3,476,728
	Health Care – 24.7% (16.6% of Total Investments)
200	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	223,952
695	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured	5/16 at 100.00	N/R	720,930
600	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009, 5.250%, 11/01/40	11/19 at 100.00	Aa2	665,946
420	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	449,585
320	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.356%, 11/15/41 (IF) (4)	11/21 at 100.00	AA+	400,493
625	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series 2011A, 6.250%, 12/01/34	6/21 at 100.00	A2	742,619
1,000	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 6.000%, 8/15/43	8/18 at 100.00	A3	1,121,490
550	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	667,904
160	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21	5/16 at 100.00	A2	175,374
100	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	110,709
500	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA–	518,740
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008A:
600	5.000%, 1/01/25	1/18 at 100.00	Aa2	671,910
100	5.250%, 1/01/33	1/18 at 100.00	Aa2	111,473

Nuveen Investments	55

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
NVJ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$200	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	$220,336
100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	116,829
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
125	20.098%, 1/01/17 (IF)	No Opt. Call	Aa2	181,040
425	64.745%, 1/01/33 (IF)	1/19 at 100.00	Aa2	711,093
100	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 64.902%, 1/01/17 (IF)	No Opt. Call	Aa2	167,316
250	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006, 5.250%, 11/15/36	11/16 at 100.00	A–	263,363
110	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A2	124,237
260	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012, 5.000%, 12/01/37	No Opt. Call	Baa2	275,535
7,440	Total Health Care			8,640,874
	Housing/Multifamily – 3.2% (2.1% of Total Investments)
200	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	217,716
155	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)	6/16 at 102.00	Aaa	162,128
685	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	AA+	732,505
1,040	Total Housing/Multifamily			1,112,349
	Housing/Single Family – 0.1% (0.1% of Total Investments)
45	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	46,362
	Industrials – 5.5% (3.7% of Total Investments)
555	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/14 at 100.00	BBB+	560,889
1,000	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa2	1,291,850
400	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	56,156
1,955	Total Industrials			1,908,895
	Long-Term Care – 1.1% (0.7% of Total Investments)
95	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	107,147
245	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	275,586
340	Total Long-Term Care			382,733
	Tax Obligation/General – 42.4% (28.4% of Total Investments)
1,000	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements, Series 2012, 5.000%, 12/01/26 – AMBAC Insured	6/22 at 100.00	AAA	1,212,540
1,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	1,117,260
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
1,815	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	1,122,106
1,000	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	589,220

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,000	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/27	12/17 at 100.00	AAA	$1,159,940
250	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32	12/15 at 100.00	AA+	274,790
1,275	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 – AGM Insured	6/17 at 100.00	AA–	1,386,435
1,000	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured	6/17 at 100.00	Aa3	1,102,270
500	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011, 0.000%, 12/01/21	No Opt. Call	Aa1	418,750
210	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2	244,417
235	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	258,110
500	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	553,995
100	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	113,177
500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	634,315
50	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	55,817
100	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006, 5.500%, 12/01/24 – AMBAC Insured	No Opt. Call	Baa1	124,185
150	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	Aa3	170,385
150	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36	11/18 at 100.00	Aa2	164,991
500	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	550,545
1,000	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/28	5/22 at 100.00	AAA	1,210,650
1,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	Aa2	1,125,700
500	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36	6/22 at 100.00	AA	577,450
500	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	568,345
100	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.125%, 12/01/37	6/19 at 100.00	Aa2	111,170
14,435	Total Tax Obligation/General			14,846,563
	Tax Obligation/Limited – 20.4% (13.7% of Total Investments)
250	Cuyhoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical Mart-Convention Center Project, Series 2010F, 5.000%, 12/01/27	12/20 at 100.00	AA	288,238
75	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	84,575
265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	295,040
125	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	137,996
600	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement Bonds, Refunding Series 2012, 5.000%, 12/01/31	6/13 at 100.00	AAA	694,548
750	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	822,173
65	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA–	35,066

Nuveen Investments	57

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
NVJ	Portfolio of Investments
February 28, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	$1,127,130
1,320	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	1,500,668
35	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/24	10/22 at 100.00	A1	41,395
200	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA	218,562
1,835	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	513,121
400	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A, 5.000%, 12/01/24	12/22 at 100.00	AA+	480,308
765	Vermilion Local School District, East and Lorain Counties, Ohio, Certificates of Participation, Series 2012, 5.000%, 12/01/24	No Opt. Call	Aa3	909,180
7,685	Total Tax Obligation/Limited			7,148,000
	Transportation – 5.4% (3.6% of Total Investments)
1,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	1,892,752
	U.S. Guaranteed – 11.2% (7.5% of Total Investments) (6)
300	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21(Pre-refunded 12/01/14)	12/14 at 100.00	AA+ (6)	324,996
105	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa3 (6)	115,777
2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (6)	2,238,620
160	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA	193,230
1,000	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,062,880
3,565	Total U.S. Guaranteed			3,935,503
	Utilities – 3.6% (2.4% of Total Investments)
500	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	555,785
1,595	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B, 0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A2	684,829
25	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	29,256
2,120	Total Utilities			1,269,870

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 13.9% (9.3% of Total Investments)
$1,100	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	$1,276,110
130	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	146,267
1,975	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A, 5.000%, 1/01/26	1/22 at 100.00	Aa2	2,353,209
950	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 – AGM NPFG Insured	12/20 at 100.00	A2	1,077,576
4,155	Total Water and Sewer			4,853,162
$50,640	Total Investments (cost $47,355,238) – 149.1%			52,198,381
	MuniFund Term Preferred Shares, at Liquidation Value – (52.8)% (7)			(18,470,150)
	Other Assets Less Liabilities – 3.7%			1,271,165
	Net Assets Applicable to Common Shares – 100%			$34,999,396

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.4%.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of
Assets & Liabilities
February 28, 2013

	Michigan Quality Income (NUM	)	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Assets
Investments, at value (cost $455,558,231$218,447,366, $89,142,095, $66,089,827 and $47,355,238, respectively)	$499,640,856		$242,048,218		$98,192,925		$72,709,061		$52,198,381
Cash	1,531,161		2,250,178		947,226		796,127		861,532
Receivables:
Interest	6,516,653		2,849,521		1,164,506		838,981		586,968
Investments sold	—		180,000		45,000		90,000		45,000
Deferred offering costs	692,658		232,030		599,195		254,014		227,507
Other assets	29,666		1,014		567		1,199		4,358
Total assets	508,410,994		247,560,961		100,949,419		74,689,382		53,923,746
Liabilities
Floating rate obligations	6,625,000		—		—		—		—
Payables:
Common share dividends	1,422,632		691,785		266,079		193,481		139,981
Interest	156,672		65,002		66,737		47,478		36,171
Offering costs	77,209		—		193,867		148,509		150,735
MuniFund Term Preferred (MTP) Shares, at liquidation value	16,313,000		—		31,103,400		24,244,000		18,470,150
Variable Rate MuniFund Term Preferred (VMTP) Shares,at liquidation value	141,800,000		73,500,000		—		—		—
Accrued expenses:
Management fees	233,035		117,220		48,300		35,751		25,773
Directors/Trustees fees	30,255		948		385		285		206
Reorganization	555,000		200,000		245,000		160,000		65,000
Other	141,556		87,705		51,176		46,881		36,334
Total liabilities	167,354,359		74,662,660		31,974,944		24,876,385		18,924,350
Net assets applicable to Common shares	$341,056,635		$172,898,301		$68,974,475		$49,812,997		$34,999,396
Common shares outstanding	20,857,687		9,803,498		4,250,030		3,124,341		2,158,865
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$16.35		$17.64		$16.23		$15.94		$16.21
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$208,577		$98,035		$42,500		$31,243		$21,589
Paid-in surplus	296,639,305		148,467,485		59,771,459		43,752,587		30,144,010
Undistributed (Over-distribution of) net investment income	3,449,136		2,946,996		303,582		370,271		288,469
Accumulated net realized gain (loss)	(3,323,008)		(2,215,067)		(193,896)		(960,338)		(297,815)
Net unrealized appreciation (depreciation)	44,082,625		23,600,852		9,050,830		6,619,234		4,843,143
Net assets applicable to Common shares	$341,056,635		$172,898,301		$68,974,475		$49,812,997		$34,999,396
Authorized shares:
Common	200,000,000		200,000,000		Unlimited		Unlimited		Unlimited
Preferred	1,000,000		1,000,000		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of
Operations
Year Ended February 28, 2013

	Michigan Quality Income (NUM	)	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Investment Income	$14,444,639		$11,752,660		$4,772,630		$3,457,828		$2,506,353
Expenses
Management fees	1,896,896		1,521,495		628,287		465,130		335,155
Shareholder servicing agent fees and expenses	44,584		32,206		21,633		17,547		17,363
Interest expense and amortization of offering costs	1,466,210		1,038,789		1,004,369		785,269		627,304
Custodian fees and expenses	51,248		39,935		22,144		17,246		13,897
Directors/Trustees fees and expenses	8,940		6,726		2,849		2,155		1,606
Professional fees	45,640		41,049		31,189		29,059		27,896
Shareholder reporting expenses	71,930		65,605		41,465		50,967		36,637
Stock exchange listing fees	8,354		8,365		15,506		401		277
Investor relations expenses	29,079		24,055		10,401		7,915		6,206
Reorganization expenses	180,000		200,000		245,000		160,000		65,000
Other expenses	32,427		27,259		39,648		21,017		27,519
Total expenses before expense reimbursement	3,835,308		3,005,484		2,062,491		1,556,706		1,158,860
Expense reimbursement	—		—		—		—		(2,258)
Net expenses	3,835,308		3,005,484		2,062,491		1,556,706		1,156,602
Net investment income (loss)	10,609,331		8,747,176		2,710,139		1,901,122		1,349,751
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,055,844		528,266		423,385		52,923		242,179
Change in net unrealized appreciation (depreciation) of investments	5,075,408		4,628,049		2,018,785		1,697,064		1,154,669
Net realized and unrealized gain (loss)	6,131,252		5,156,315		2,442,170		1,749,987		1,396,848
Net increase (decrease) in net assets applicable to Common shares from operations	$16,740,583		$13,903,491		$5,152,309		$3,651,109		$2,746,599

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of
Changes in Net Assets

	Michigan Quality Income (NUM)		Ohio Quality Income (NUO)		Ohio Dividend Advantage (NXI)
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Operations
Net investment income (loss)	$10,609,331	$10,340,526	$8,747,176	$9,636,918	$2,710,139	$3,204,971
Net realized gain (loss) from investments	1,055,844	449,974	528,266	292,727	423,385	109,129
Change in net unrealized appreciation (depreciation) of investments	5,075,408	19,743,434	4,628,049	16,197,758	2,018,785	7,168,857
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(111,599)	—	(93,231)	—	(5,183)
Net increase (decrease) in net assets applicable to Common shares from operations	16,740,583	30,422,335	13,903,491	26,034,172	5,152,309	10,477,774
Distributions to Common Shareholders
From net investment income	(10,948,631)	(9,984,065)	(9,392,963)	(9,072,612)	(3,523,721)	(3,745,126)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(10,948,631)	(9,984,065)	(9,392,963)	(9,072,612)	(3,523,721)	(3,745,126)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	150,995,038	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	678,374	193,317	53,755	9,522
Repurchased and retired	—	(44,268)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	150,995,038	(44,268)	678,374	193,317	53,755	9,522
Net increase (decrease) in net assets applicable to Common shares	156,786,990	20,394,002	5,188,902	17,154,877	1,682,343	6,742,170
Net assets applicable to Common shares at the beginning of period	184,269,645	163,875,643	167,709,399	150,554,522	67,292,132	60,549,962
Net assets applicable to Common shares at the end of period	$341,056,635	$184,269,645	$172,898,301	$167,709,399	$68,974,475	$67,292,132
Undistributed (Over-distribution of)net investment income at the end of period	$3,449,136	$3,336,932	$2,946,996	$3,309,669	$303,582	$685,848

(1)	Refer to Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

62	Nuveen Investments

	Ohio Dividend Advantage 2 (NBJ)		Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Operations
Net investment income (loss)	$1,901,122	$2,351,697	$1,349,751	$1,703,588
Net realized gain (loss) from investments	52,923	40,580	242,179	22,930
Change in net unrealized appreciation (depreciation) of investments	1,697,064	5,041,870	1,154,669	3,344,614
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(13,173)	—	(12,346)
Net increase (decrease) in net assets applicable to Common shares from operations	3,651,109	7,420,974	2,746,599	5,058,786
Distributions to Common Shareholders
From net investment income	(2,576,467)	(2,622,819)	(1,829,428)	(1,955,351)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,576,467)	(2,622,819)	(1,829,428)	(1,955,351)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	30,992	—	6,981	3,834
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	30,992	—	6,981	3,834
Net increase (decrease) in net assets applicable to Common shares	1,105,634	4,798,155	924,152	3,107,269
Net assets applicable to Common shares at the beginning of period	48,707,363	43,909,208	34,075,244	30,967,975
Net assets applicable to Common shares at the end of period	$49,812,997	$48,707,363	$34,999,396	$34,075,244
Undistributed (Over-distribution of) net investment income at the end of period	$370,271	$673,179	$288,469	$523,705

(1)	Refer to Footnote 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
Cash Flows
Year Ended February 28, 2013

	Michigan Quality Income (NUM )	Ohio Quality Income (NUO )	Ohio Dividend Advantage (NXI )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$16,740,583	$13,903,491	$5,152,309
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments	(36,194,775)	(31,865,949)	(14,774,701)
Proceeds from sales and maturities of investments	35,560,046	31,671,144	15,033,606
Assets and (Liabilities) acquired in the Reorganizations, net	(67,478,670)	—	—
Amortization (Accretion) of premiums and discounts, net	(240,536)	(147,329)	(82,904)
(Increase) Decrease in:
Receivable for interest	(2,874,719)	13,585	33,628
Receivable for investments sold	739,304	723,845	309,624
Other assets	3,689	4,988	2,006
Increase (Decrease) in:
Payable for interest	73,936	(4,180)	(2,231)
Payable for investments purchased	(1,063,729)	(162,434)	(794,764)
Accrued management fees	98,764	(2,557)	(1,247)
Accrued Directors/Trustees fees	664	(1,594)	(651)
Accrued reorganization expenses	555,000	200,000	245,000
Accrued other expenses	45,338	(1,071)	4,601
Net realized (gain) loss from investments	(1,055,844)	(528,266)	(423,385)
Change in net unrealized (appreciation) depreciation of investments	(5,075,408)	(4,628,049)	(2,018,785)
Taxes paid on undistributed capital gains	(341)	(14,402)	(3,559)
Net cash provided by (used in) operating activities	(60,166,698)	9,161,222	2,678,547
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(312,101)	100,957	205,761
Increase (Decrease) in:
Payable for offering costs	73,007	(8,381)	(6,811)
MTP Shares, at liquidation value	16,313,000	—	—
VMTP Shares, at liquidation value	53,900,000	—	—
Cash distributions paid to Common shareholders	(10,306,561)	(8,714,871)	(3,503,726)
Net cash provided by (used in) financing activities	59,667,345	(8,622,295)	(3,304,776)
Net Increase (Decrease) in Cash	(499,353)	538,927	(626,229)
Cash at the beginning of period	2,030,514	1,711,251	1,573,455
Cash at the End of Period	$1,531,161	$2,250,178	$947,226

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Michigan		Ohio		Ohio
Quality		Quality		Dividend
Income		Income		Advantage
(NUM	)	(NUO	)	(NXI	)
$—		$678,374		$53,755

Cash paid for interest (excluding amortization of offering costs) was as follows:

Michigan		Ohio		Ohio
Quality		Quality		Dividend
Income		Income		Advantage
(NUM	)	(NUO	)	(NXI	)
$1,193,741		$893,060		$800,838

See accompanying notes to financial statements.

64	Nuveen Investments

	Ohio Dividend Advantage 2 (NBJ )	Ohio Dividend Advantage 3 (NVJ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$3,651,109	$2,746,599
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments	(13,482,692)	(14,215,202)
Proceeds from sales and maturities of investments	13,207,109	14,707,846
Assets and (Liabilities) acquired in the Reorganizations, net	—	—
Amortization (Accretion) of premiums and discounts, net	(41,586)	(39,789)
(Increase) Decrease in:
Receivable for interest	43,381	31,309
Receivable for investments sold	689,931	309,624
Other assets	1,159	828
Increase (Decrease) in:
Payable for interest	(1,586)	(1,209)
Payable for investments purchased	(162,434)	(40,608)
Accrued management fees	(984)	1,471
Accrued Directors/Trustees fees	(482)	(348)
Accrued reorganization expenses	160,000	65,000
Accrued other expenses	3,761	4,296
Net realized (gain) loss from investments	(52,923)	(242,179)
Change in net unrealized (appreciation) depreciation of investments	(1,697,064)	(1,154,669)
Taxes paid on undistributed capital gains	(704)	(2,821)
Net cash provided by (used in) operating activities	2,315,995	2,170,148
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	217,131	194,472
Increase (Decrease) in:
Payable for offering costs	1,280	34,023
MTP Shares, at liquidation value	—	—
VMTP Shares, at liquidation value	—	—
Cash distributions paid to Common shareholders	(2,559,535)	(1,842,417)
Net cash provided by (used in) financing activities	(2,341,124)	(1,613,922)
Net Increase (Decrease) in Cash	(25,129)	556,226
Cash at the beginning of period	821,256	305,306
Cash at the End of Period	$796,127	$861,532

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Ohio		Ohio
Dividend		Dividend
Advantage 2		Advantage 3
(NBJ	)	(NVJ	)
$30,992		$6,981

Cash paid for interest (excluding amortization of offering costs) was as follows:

Ohio		Ohio
Dividend		Dividend
Advantage 2		Advantage 3
(NBJ	)	(NVJ	)
$569,724		$434,041

See accompanying notes to financial statements.

Nuveen Investments	65

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2013	$15.95	$.74	$.55	$—	$—		$1.29	$(.89)	$—	$(.89)	$—		$16.35	$15.62
2012	14.18	.89	1.75	(.01)	—		2.63	(.86)	—	(.86)	—	**	15.95	15.40
2011	14.79	.94	(.69)	(.03)	—		.22	(.83)	—	(.83)	—	**	14.18	12.75
2010	13.55	.93	1.06	(.04)	—		1.95	(.73)	—	(.73)	.02		14.79	12.94
2009(e)	14.13	.54	(.60)	(.13)	—		(.19)	(.39)	—	(.39)	—		13.55	10.61
Year Ended 7/31:
2008	14.96	.93	(.71)	(.24)	(.04)		(.06)	(.67)	(.10)	(.77)	—		14.13	12.32

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

66	Nuveen Investments

			Ratios/Supplemental Data
Total Returns					Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate

7.30%	8.27%	$341,057	1.84%		5.09%	12%
28.44	19.11	184,270	1.56		5.97	14
4.69	1.39	163,876	1.18		6.37	6
29.40	14.83	170,983	1.24		6.50	9
(10.68)	(1.27)	158,717	1.33	*	6.93 *	3
(7.77)	(.43)	165,525	1.29		6.28	18

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VMTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2013	.70%
2012	.46
2011	.02
2010	.02
2009(e)	—
Year Ended 7/31:
2008	.04

(e)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders (a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2013	$17.17	$.89	$.54	$—	$—	$1.43	$(.96)	$—	$(.96)	$—		$17.64	$17.79
2012	15.44	.99	1.68	(.01)	—	2.66	(.93)	—	(.93)	—		17.17	16.88
2011	16.15	1.01	(.79)	(.03)	—	.19	(.90)	—	(.90)	—		15.44	14.85
2010	14.56	1.01	1.42	(.04)	—	2.39	(.80)	—	(.80)	—		16.15	15.58
2009(f)	15.04	.56	(.52)	(.13)	—	(.09)	(.39)	—	(.39)	—		14.56	12.90
Year Ended 7/31:
2008	15.81	.95	(.71)	(.25)	(.02)	(.03)	(.67)	(.07)	(.74)	—		15.04	13.40

Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2013	15.85	.64	.57	—	—	1.21	(.83)	—	(.83)	—		16.23	16.05
2012	14.26	.75	1.72	— **	—	2.47	(.88)	—	(.88)	—		15.85	15.52
2011	15.15	.94	(.93)	(.03)	—	(.02)	(.87)	—	(.87)	—		14.26	13.30
2010	13.83	.96	1.17	(.04)	—	2.09	(.77)	—	(.77)	—	**	15.15	14.48
2009(f)	14.25	.54	(.46)	(.12)	—	(.04)	(.38)	—	(.38)	—		13.83	12.10
Year Ended 7/31:
2008	14.87	.93	(.55)	(.23)	(.03)	.12	(.65)	(.09)	(.74)	—		14.25	12.77

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

68	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

11.27%	8.53%	$172,898	1.76%		5.14%		N/A		N/A		13%
20.55	17.73	167,709	1.50		6.10		N/A		N/A		10
.91	1.09	150,555	1.14		6.32		N/A		N/A		14
27.57	16.76	157,439	1.20		6.51		N/A		N/A		6
(0.71)	(0.49)	141,883	1.35	*	6.77	*	N/A		N/A		10
(2.18)	(.26)	146,617	1.42		6.08		N/A		N/A		14

8.92	7.80	68,974	3.02		3.97		N/A		N/A		15
24.11	17.88	67,292	2.74		5.05		2.73%		5.06%		16
(2.52)	(.23)	60,550	1.41		6.18		1.33		6.26		14
26.70	15.46	64,290	1.21		6.47		1.06		6.62		7
(2.08)	(0.15)	58,692	1.35	*	6.64	*	1.12	*	6.87	*	10
(6.21)	.83	60,475	1.39		6.06		1.12		6.33		17

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Ohio Dividend Advantage (NXI) for any fees and expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2013	.61%
2012	.40
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.16

Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2013	1.47
2012	1.56
2011	.24
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.15

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders (a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Tota	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2013	$15.60	$.61	$.56	$—	$—	$1.17	$(.83)	$—	$(.83)	$—		$15.94	$15.82
2012	14.06	.75	1.63	— **	—	2.38	(.84)	—	(.84)	—		15.60	14.95
2011	14.74	.94	(.75)	(.03)	—	.16	(.84)	—	(.84)	—		14.06	13.01
2010	13.06	.93	1.53	(.04)	—	2.42	(.74)	—	(.74)	—		14.74	13.85
2009(f)	13.87	.54	(.84)	(.13)	—	(.43)	(.38)	—	(.38)	—		13.06	11.58
Year Ended 7/31:
2008	14.64	.93	(.73)	(.25)	(.02)	(.07)	(.64)	(.06)	(.70)	—		13.87	12.37

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2013	15.79	.63	.64	—	—	1.27	(.85)	—	(.85)	—		16.21	16.09
2012	14.35	.79	1.57	(.01)	—	2.35	(.91)	—	(.91)	—		15.79	16.20
2011	15.33	1.01	(1.06)	(.03)	—	(.08)	(.90)	—	(.90)	—		14.35	13.72
2010	13.97	1.00	1.19	(.04)	—	2.15	(.79)	—	(.79)	—	**	15.33	15.20
2009(f)	14.33	.55	(.39)	(.12)	—	.04	(.40)	—	(.40)	—		13.97	11.95
Year Ended 7/31:
2008	14.92	.95	(.56)	(.23)	(.02)	.14	(.67)	(.06)	(.73)	—		14.33	12.91

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

70	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Total Returns
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

11.53%	7.64%	$49,813	3.16%		3.86%		N/A		N/A		18%
22.12	17.44	48,707	2.78		5.08		2.74%		5.13%		17
(.37)	1.00	43,909	1.22		6.31		1.10		6.43		9
26.62	18.91	46,000	1.27		6.49		1.07		6.69		8
(3.09)	(3.01)	40,755	1.46	*	6.91	*	1.20	*	7.17	*	5

(5.46)	(.51)	43,286	1.46		6.10		1.14		6.41		16

4.73	8.22	34,999	3.35		3.90		3.35		3.90		28
25.66	16.88	34,075	3.04		5.20		2.95		5.29		15
(4.13)	(.66)	30,968	1.26		6.53		1.10		6.69		12
34.62	15.73	33,062	1.30		6.56		1.07		6.80		14
(4.29)	.36	30,127	1.46	*	6.63	*	1.15	*	6.93	*	9

(5.13)	.95	30,941	1.47		6.05		1.12		6.41		19

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of September 30, 2011 and March 31, 2012, the Adviser is no longer reimbursing Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ), respectively, for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2013	1.59%
2012	1.55
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.16

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2013	1.81%
2012	1.69
2011	—
2010	—
2009(f)	.04	*
Year Ended 7/31:
2008	.15

(f)	For the seven months ended February 28, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (b)		VMTP Shares at the End of Period		MTP and VMTP Shares at the End of Period
	Aggregate Amount Outstandin (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2013	$—	$—	$16,313	$31.57	$141,800	$315,704	$3.16
2012	—	—	—	—	87,900	309,636	—
2011	87,325	71,915	—	—	—	—	—
2010	87,325	73,950	—	—	—	—	—
2009(a)	90,900	68,651	—	—	—	—	—
Year Ended 7/31:
2008	94,000	69,023	—	—	—	—	—

(a)	For the seven months ended February 28, 2009.
(b)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

			Ending	Average
			Market Value	Market Value
	Series		Per Share	Per Share
Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2013	2015	(c)	$10.08	$10.06	^

(c)
MTP Shares issued in connection with the Reorganizations as further described in Footnote 1, General Information and Significant Accounting Policies, Fund Reorganizations and MuniFund Term Preferred Shares.

^	For the period January 7, 2013 (effective date of the Reorganizations) through February 28, 2013.

72	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (b)		VMTP Shares at the End of Period		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Shar	Asset Coverage Per $1 Liquidation Preference
Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2013	$—	$—	$—	$—	$73,500	$335,236	$—
2012	—	—	—	—	73,500	328,176	—
2011	73,000	76,560	—	—	—	—	—
2010	73,000	78,917	—	—	—	—	—
2009(a)	77,000	71,066	—	—	—	—	—
Year Ended 7/31:
2008	77,000	72,603	—	—	—	—	—

Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2013	—	—	31,103	32.18	—	—	—
2012	—	—	31,103	31.63	—	—	—
2011	12,500	72,379	19,450	28.95	—	—	2.90
2010	29,000	80,423	—	—	—	—	—
2009(a)	31,000	72,332	—	—	—	—	—
Year Ended 7/31:
2008	31,000	73,770	—	—	—	—	—

(a)	For the seven months ended February 28, 2009.
(b)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
Ohio Dividend Advantage (NXI)
Year Ended 2/28–2/29:
2013	2015	$10.10	$10.08		2016	$10.20	$10.17
2012	2015	10.08	10.01		2016	10.18	10.12	^^
2011	2015	9.78	9.85	^	—	—	—

^	For the period November 22, 2010 (first issuance date of shares) through February 28, 2011.
^^	For the period March 18, 2011 (first issuance date of shares) through February 29, 2012.

Nuveen Investments	73

Financial
Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (b)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2013	$—	$—	$24,244	$30.55
2012	—	—	24,244	30.09
2011	21,600	75,821	—	—
2010	21,600	78,241	—	—
2009(a)	23,100	69,107	—	—
Year Ended 7/31:
2008	24,000	70,090	—	—

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2013	—	—	18,470	28.95
2012	—	—	18,470	28.45
2011	15,500	74,948	—	—
2010	15,500	78,325	—	—
2009(a)	16,500	70,647	—	—
Year Ended 7/31:
2008	16,500	71,881	—	—

(a)	For the seven months ended February 28, 2009.
(b)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Ohio Dividend Advantage 2 (NBJ)
Year Ended 2/28–2/29:
2013	2014	$10.04	$10.07
2012	2014	10.07	10.09	^

Ohio Dividend Advantage 3 (NVJ)
Year Ended 2/28–2/29:
2013	2014	10.05	10.08
2012	2014	10.10	10.20	^^

^	For the period April 5, 2011 (first issuance date of shares) through February 29, 2012.
^^	For the period April 19, 2011 (first issuance date of shares) through February 29, 2012.

See accompanying notes to financial statements.

74	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund (NUM) (formerly Nuveen Michigan Quality Income Municipal Fund, Inc.), Nuveen Ohio Quality Income Municipal Fund (NUO) (formerly Nuveen Ohio Quality Income Municipal Fund, Inc.), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (each a “Fund” and collectively, the “Funds”). Common shares of Michigan Quality Income (NUM) and Ohio Quality Income (NUO) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Reorganizations
Effective before the opening of business on January 7, 2013, certain Michigan Funds (the “Acquired Funds”) were reorganized into the one, larger-state Michigan Fund included in this report (the “Acquiring Fund”) as follows:

Acquired Funds	Acquiring Fund
Michigan Funds
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (“Michigan Premium Income (NMP)”)	Michigan Quality Income (NUM)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW) (“Michigan Dividend Advantage (NZW)”)

The reorganizations of the Michigan Funds were approved by the shareholders of the Acquired Funds at a special meeting on November 16, 2012.

On April 18, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for all the Ohio Funds included in this report. The reorganizations are intended to create one, larger-state Ohio Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Ohio Funds
Ohio Dividend Advantage (NXI)	Ohio Quality Income (NUO)
Ohio Dividend Advantage 2 (NBJ)
Ohio Dividend Advantage 3 (NVJ)

Nuveen Investments	75

Notes to
Financial Statements (continued)

The reorganizations of Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) (the “Acquired Funds”) into Ohio Quality income (NUO) (the “Acquiring Fund”) were approved by shareholders of the Acquired Funds at a special meeting on March 11, 2013, and were completed before the opening of business on April 8, 2013 (subsequent to the close of this reporting period).

In conjunction with the Reorganizations a change-of-domicile reorganization was approved to convert Michigan Quality Income (NUM) and Ohio Quality Income (NUO) from a Minnesota corporation to a Massachusetts business trust. As a result, on January 13, 2013 and April 8, 2013 the Funds’ names were changed to Nuveen Michigan Quality Income Municipal Fund and Nuveen Ohio Quality Income Municipal Fund, respectively. The Funds’ tickers remained unchanged.

Upon the closing of the Funds’ reorganizations (each a “Reorganization” and collectively, the “Reorganizations”), the Acquired Funds transferred their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Fund. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for their preferred shares of the Acquired Funds held immediately prior to the Reorganizations. Details of the Funds’ Reorganizations are further described in the MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares sections of this footnote and Footnote 8 – Fund Reorganizations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2013, there were no such outstanding purchase commitments in any of the Funds.

76	Nuveen Investments

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of February 29, 2012, the Funds redeemed all of their outstanding ARPS at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares may be issued in one or more Series and trade on the NYSE/NYSE MKT. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

In connection with Michigan Quality Income’s (NUM) Reorganizations, holders of MTP Shares of the Acquired Funds received on a one-for-one basis newly issued MTP Shares of the Acquiring Fund, in exchange for MTP Shares of the Acquired Funds held immediately prior to the Reorganizations. Prior to the closing of the Reorganizations, the Acquired Fund’s outstanding MTP Shares and annual interest rate by NYSE MKT “ticker” symbol were as follows:

	Series	NYSE MKTTicker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Interest Rate
Michigan Dividend Advantage (NZW)
	2015	NZW PRC	1,631,000	$16,310,000	2.30%

Nuveen Investments	77

Notes to
Financial Statements (continued)

As of February 28, 2013, the Funds’ outstanding MTP Shares and annual interest rate by NYSE or NYSE MKT ticker symbol are as follows:

	Series		NYSE/ NYSE MKT Ticker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Interest Rate
Michigan Quality Income (NUM)
	2015	*	NUM PRC	1,631,300	$16,310,000	2.30%
Ohio Dividend Advantage (NXI)
	2015		NXI PRC	1,945,000	$19,450,000	2.35
	2016		NXI PRD	1,165,340	11,653,400	2.95
Ohio Dividend Advantage 2 (NBJ)
	2014		NBJ PRA	2,424,400	24,244,000	2.35
Ohio Dividend Advantage 3 (NVJ)
	2014		NVJ PRA	1,847,015	18,470,150	2.35

* MTP Shares issued in connection with the Reorganizations.

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE or NYSE MKT ticker symbol are as follows:

	Series		NYSE/ NYSE MKT Ticker	Term Redemption Date	Optional Redemption Date	Premium Expiration Date
Michigan Quality Income (NUM)
	2015	*	NUM PRC	December 1, 2015	December 1, 2011	November 30, 2012
Ohio Dividend Advantage (NXI)
	2015		NXI PRC	December 1, 2015	December 1, 2011	November 30, 2012
	2016		NXI PRD	April 1, 2016	April 1, 2012	March 31, 2013
Ohio Dividend Advantage 2 (NBJ)
	2014		NBJ PRA	May 1, 2014	April 1, 2012	March 31, 2013
Ohio Dividend Advantage 3 (NVJ)
	2014		NVJ PRA	May 1, 2014	May 1, 2012	April 30, 2013

* MTP Shares issued in connection with the Reorganizations.

The average liquidation value of all series of MTP Shares outstanding for each Fund’s MTP Shares during the fiscal year ended February 28, 2013, was as follows:

	Michigan		Ohio		Ohio		Ohio
	Quality		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NUM	)**	(NXI	)	(NBJ	)	(NVJ	)
Average liquidation value of MTP Shares outstanding	$16,313,000		$31,103,400		$24,244,000		$18,470,150

**	For the period January 7, 2013 (effective date of the Reorganizations) through February 28, 2013.

78	Nuveen Investments

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. Dividends paid on MTP Shares and each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. Michigan Quality Income (NUM) and Ohio Quality Income (NUO) issued their VMTP Shares in a privately negotiated offering. Each Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of February 28, 2013, the number of VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

	Michigan		Ohio
	Quality		Quality
	Income		Income
	(NUM	)	(NUO	)
Series 2014	$87,900,000		$73,500,000
Series 2014 -1*	53,900,000		—
Total	$141,800,000		$73,500,000

* VMTP Shares issued in connection with the Reorganizations.

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

	Michigan		Michigan		Ohio
	Quality		Quality		Quality
	Income		Income		Income
	(NUM	)	(NUM	)	(NUO	)
Series	2014		2014-1	*	2014
Term Redemption Date	August 1, 2014		August 1, 2014		August 1, 2014
Optional Redemption Date	August 1, 2012		August 1, 2012		August 1, 2012
Premium Expiration Date	July 31, 2012		July 31, 2012		July 31, 2012

* VMTP Shares issued in connection with the Reorganizations.

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for each Fund during the fiscal year ended February 28, 2013, were as follows:

	Michigan		Ohio
	Quality		Quality
	Income		Income
	(NUM	)	(NUO	)
Average liquidation value of VMTP Shares outstanding	$95,726,575		$73,500,000
Annualized dividend rate	1.20%		1.21%

Dividends on VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Costs incurred by the Funds in connection with their offerings of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen Investments	79

Notes to
Financial Statements (continued)

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. As of February 28, 2013, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Michigan		Ohio		Ohio		Ohio		Ohio
	Quality		Quality		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NUM	)	(NUO	)	(NXI	)	(NBJ	)	(NVJ	)
Maximum exposure to Recourse Trusts	$8,430,000		$6,150,000		$1,280,000		$480,000		$320,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2013, were as follows:

	Michigan
	Quality
	Income
	(NUM	)
Average floating rate obligations outstanding	$6,625,000
Average annual interest rate and fees	0.88%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2013.

80	Nuveen Investments

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Michigan Quality Income (NUM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$499,640,856	$—	$499,640,856

Ohio Quality Income (NUO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$242,048,218	$—	$242,048,218
Nuveen Investments	81

Notes to
Financial Statements (continued)

Ohio Dividend Advantage (NXI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$98,192,925	$—	$98,192,925
Ohio Dividend Advantage 2 (NBJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$72,709,061	$—	$72,709,061
Ohio Dividend Advantage 3 (NVJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$52,198,381	$—	$52,198,381

* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended February 28, 2013.

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	Michigan Quality Income (NUM)		Ohio Quality Income (NUO)		Ohio Dividend Advantage (NXI)
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Common shares:
Issued in the Reorganizations(1)	9,303,434	—	—	—	—	—
Issued to shareholders due to
reinvestment of distributions	—	—	38,469	11,572	3,308	598
Repurchased and retired	—	(3,400)	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	$—	$13.00	$—	$—	$—	$—
Discount per share repurchased and retired	—%	14.30%	—%	—%	—%	—%

82	Nuveen Investments

	Ohio Dividend Advantage 2 (NBJ)		Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/28/13	Year Ended 2/29/12	Year Ended 2/28/13	Year Ended 2/29/12
Common shares:
Issued to shareholders due to
reinvestment of distributions	1,938	—	428	248
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%

(1) Refer to Footnote 8 – Fund Reorganizations for further details.

Preferred Shares
Transactions in ARPS were as follows:

	Michigan Quality Income (NUM)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series TH	N/A	N/A	2,972	$74,300,000
Series F	N/A	N/A	521	13,025,000
Total	N/A	N/A	3,493	$87,325,000

	Ohio Quality Income (NUO)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	645	$16,125,000
Series TH	N/A	N/A	1,327	33,175,000
Series TH2	N/A	N/A	948	23,700,000
Total	N/A	N/A	2,920	$73,000,000

	Ohio Dividend Advantage (NXI)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	N/A	N/A	500	$12,500,000

	Ohio Dividend Advantage 2 (NBJ)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series F	N/A	N/A	864	$21,600,000

Nuveen Investments	83

Notes to
Financial Statements (continued)

		Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	N/A	N/A	620	$15,500,000

N/A – As of February 29, 2012, the Fund redeemed all of its outstanding ARPS, at liquidation value.

Transactions in MTP Shares were as follows:

	Michigan Dividend Advantage (NUM)				Ohio Dividend Advantage (NXI)
	Year Ended 2/28/13		Year Ended 2/29/12		Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015*	1,631,300	$16,313,000	—	$—	—	$—	—	$—
Series 2016	—	—	—	—	—	—	1,165,340	11,653,400
Total	1,631,300	$16,313,000	—	$—	—	$—	1,165,340	$11,653,400

	Ohio Dividend Advantage 2 (NBJ)				Ohio Dividend Advantage 3 (NVJ)
	Year Ended 2/28/13		Year Ended 2/29/12		Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	—	$—	2,424,400	$24,244,000	—	$—	1,847,015	$18,470,150

* MTP Shares issued in connection with the Reorganizations.

Transactions in VMTP Shares were as follows:

	Michigan Quality Income (NUM)				Ohio Quality Income (NUO)
	Year Ended 2/28/13		Year Ended 2/29/12		Year Ended 2/28/13		Year Ended 2/29/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	—	$—	879	$87,900,000	—	$—	735	$73,500,000
Series 2014-1*	539	53,900,000	—	—	—	—	—	—
Total	539	$53,900,000	879	$87,900,000	—	$—	735	$73,500,000

* VMTP Shares issued in connection with the Reorganizations.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended February 28, 2013, were as follows:

	Michigan		Ohio		Ohio		Ohio		Ohio
	Quality		Quality		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NUM	)	(NUO	)	(NXI	)	(NBJ	)	(NVJ	)
Purchases	$36,194,775		$31,865,949		$14,774,701		$13,482,692		$14,215,202
Sales and maturities	35,560,046		31,671,144		15,033,606		13,207,109		14,707,846

84	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of February 28, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Michigan		Ohio		Ohio		Ohio		Ohio
	Quality		Quality		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NUM	)	(NUO	)	(NXI	)	(NBJ	)	(NVJ	)
Cost of investments	$449,264,853		$218,165,337		$88,981,906		$66,035,709		$47,268,252
Gross unrealized:
Appreciation	$44,449,394		$23,921,338		$9,764,755		$7,080,123		$5,249,180
Depreciation	(698,402)		(38,457)		(553,736)		(406,771)		(319,051)
Net unrealized appreciation (depreciation) of investments	$43,750,992		$23,882,881		$9,211,019		$6,673,352		$4,930,129

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, reorganization adjustments and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of Common share net assets as of February 28, 2013, the Funds’ tax year end, as follows:

	Michigan		Ohio		Ohio		Ohio		Ohio
	Quality		Quality		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NUM	)	(NUO	)	(NXI	)	(NBJ	)	(NVJ	)
Paid-in surplus	$1,184,190		$(297,516)		$(434,875)		$(373,141)		$(247,274)
Undistributed (Over-distribution of) net investment income	451,504		283,114		431,316		372,437		244,441
Accumulated net realized gain (loss)	(1,635,694)		14,402		3,559		704		2,833

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2013, the Funds’ tax year end, were as follows:

	Michigan		Ohio		Ohio		Ohio		Ohio
	Quality		Quality		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NUM	)	(NUO	)	(NXI	)	(NBJ	)	(NVJ	)
Undistributed net tax-exempt income*	$4,714,372		$3,457,377		$482,809		$565,539		$380,136
Undistributed net ordinary income**	21,254		56,868		3,579		1,175		—
Undistributed net long-term capital gains	—		—		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2013, paid on March 1, 2013.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2013 and February 29, 2012, was designated for purposes of the dividends paid deduction as follows:

	Michigan		Ohio		Ohio		Ohio		Ohio
	Quality		Quality		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
2013	(NUM	)	(NUO	)	(NXI	)	(NBJ	)	(NVJ	)
Distributions from net tax-exempt income***	$11,395,363		$10,282,944		$4,360,441		$3,161,677		$2,283,946
Distributions from net ordinary income**	—		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		—

Nuveen Investments	85

Notes to
Financial Statements (continued)

	Michigan Quality Income		Ohio Quality Income		Ohio Dividend Advantage		Ohio Dividend Advantage 2		Ohio Dividend Advantage 3
2012	(NUM	)	(NUO	)	(NXI	)	(NBJ	)	(NVJ	)
Distributions from net tax-exempt income	$10,625,977		$9,599,169		$4,506,686		$3,102,895		$2,307,353
Distributions from net ordinary income**	—		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2013, as Exempt Interest Dividends.

As of February 28, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Michigan Quality Income (NUM)*	Ohio Quality Income (NUO)	Ohio Dividend Advantage (NXI)	Ohio Dividend Advantage 2 (NBJ)	Ohio Dividend Advantage 3 (NVJ)
Expiration:
February 29, 2016	$44,485	$—	$—	$—	$—
February 28, 2017	1,222,403	668,753	—	437,938	—
February 28, 2018	1,385,653	78,027	—	211,828	22,750
February 28, 2019	—	1,468,286	193,897	310,576	275,067
Total	$2,652,541	$2,215,066	$193,897	$960,342	$297,817

*	A portion of Michigan Quality Income’s (NUM) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2013, the Funds utilized capital loss carryforwards as follows:

	Michigan Quality Income (NUM	)	Ohio Quality Income (NUO	)	Ohio Dividend Advantage (NXI	)	Ohio Dividend Advantage 2 (NBJ	)	Ohio Dividend Advantage 3 (NVJ	)
Utilized capital loss carryforwards	$1,061,603		$542,668		$426,944		$53,627		$245,012

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Funds’ tax year ended February 28, 2013, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2012 through February 28, 2013, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

	Michigan
	Quality
	Income
	(NUM	)
Post-October capital losses	$2,687
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Michigan Quality Income (NUM)
Ohio Quality Income (NUO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

86	Nuveen Investments

Ohio Dividend Advantage (NXI)
Ohio Dividend Advantage 2 (NBJ)
Ohio Dividend Advantage 3 (NVJ)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2013, the complex-level fee rate for each of these Funds was .1668%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Ohio Dividend Advantage 3’s (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

* From the commencement of operations.

Nuveen Investments	87

Notes to
Financial Statements (continued)

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

8. Fund Reorganizations

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result of the Reorganizations. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization, were as follows:

	Michigan Premium Income (NMP	)	Michigan Dividend Advantage (NZW	)
Cost of investments	$157,858,131		$43,190,967
Fair value of investments	171,029,613		47,444,096
Net unrealized appreciation (depreciation) of investments	13,171,482		4,253,129

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and net asset value (“NAV”) per Common share immediately before and after the Reorganizations are as follows:

	Michigan		Michigan
	Premium		Dividend
	Income		Advantage
Acquired Funds – Prior to Reorganizations	(NMP	)	(NZW	)
Common shares outstanding	7,605,648		2,053,086
Net assets applicable to Common shares	$119,123,782		$31,871,256
NAV per Common share outstanding	$15.66		$15.52

	Michigan
	Quality
	Income
Acquiring Fund – Prior to Reorganizations	(NUM	)
Common shares outstanding	11,554,253
Net assets applicable to Common shares	$187,525,056
NAV per Common share outstanding	$16.23

	Michigan
	Quality
	Income
Acquiring Fund – Post Reorganizations	(NUM	)
Common shares outstanding	20,857,687
Net assets applicable to Common shares	$338,520,095
NAV per Common share outstanding	$16.23

88	Nuveen Investments

The beginning of the Acquired Funds’ current fiscal period was March 1, 2012.

Assuming the Reorganizations had been completed on March 1, 2012, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended February 28, 2013, are as follows:

	Michigan
	Quality
	Income
	(NUM	)
Net investment income (loss)	$16,706,558
Net realized and unrealized gains (losses)	11,540,529
Change in net assets resulting from operations	28,247,087

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Funds have accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	89

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
206

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
206

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive| Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206

90	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); formerly, Director, Legal & General Investment Management America, Inc. (since 2008-2013); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); Formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					206
Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	206

Nuveen Investments	91

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					206

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	105

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	105

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206

92	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606s	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					206

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	206

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	206

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					206

Nuveen Investments	93

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

(1)
For Michigan Quality Income (NUM), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Ohio Quality Income (NUO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

94	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

Board Approvals of New Advisory Agreements for Nuveen Michigan Quality Income Municipal Fund (successor to Nuveen Michigan Quality Income Municipal Fund, Inc.) and Nuveen Ohio Quality Income Municipal Fund (successor to Nuveen Ohio Quality Income Municipal Fund, Inc.)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Nuveen Michigan Quality Income Municipal Fund, Inc. (the “Michigan Quality Income Fund”), the Nuveen Ohio Quality Income Municipal Fund, Inc. (the “Ohio Quality Income Fund”), the Nuveen Ohio Dividend Advantage Municipal Fund (the “Ohio Dividend Advantage Fund”), the Nuveen Ohio Dividend Advantage Municipal Fund 2 (the “Ohio Dividend Advantage Fund 2”) and the Nuveen Ohio Dividend Advantage Municipal Fund 3 (the “Ohio Dividend Advantage Fund 3” and, together with the Michigan Quality Income Fund, the Ohio Quality Income Fund, the Ohio Dividend Advantage Fund, and the Ohio Dividend Advantage Fund 2, the “Funds”), including the Board Members who were not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), was responsible for approving the investment management agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (formerly known as Nuveen Fund Advisors, Inc.) (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended, the Board was required to consider the continuation of the Advisory Agreements for the Funds on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for the Funds (referred to collectively as the “May Advisory Agreements”) for an additional one-year period.

In addition, in 2012, the Board was apprised of the potential reorganizations (collectively, the “Ohio Fund Reorganizations”) of the Ohio Dividend Advantage Fund, the Ohio Dividend Advantage Fund 2 and the Ohio Dividend Advantage Fund 3 into the Ohio Quality Income Fund and, in connection therewith, the potential change-of-domicile reorganization (the “Ohio Domicile Change Reorganization”) to convert the Ohio Quality Income Fund from a Minnesota corporation (the “Ohio Predecessor Fund”) to a Massachusetts business trust (the “Ohio Successor Fund”) to be known as the Nuveen Ohio Quality Income Municipal Fund. Further, in 2012, the Board was apprised of the

Nuveen Investments	95

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

potential reorganizations (collectively, the “Michigan Fund Reorganizations”) of the Nuveen Michigan Premium Income Municipal Fund, Inc. and the Nuveen Michigan Dividend Advantage Municipal Fund into the Michigan Quality Income Fund, and, in connection therewith, the potential change-of-domicile reorganization (the “Michigan Domicile Change Reorganization”) to convert the Michigan Quality Income Fund from a Minnesota corporation (the “Michigan Predecessor Fund”) to a Massachusetts business trust (the “Michigan Successor Fund”) to be known as the Nuveen Michigan Quality Income Municipal Fund. The Ohio Fund Reorganizations and the Michigan Fund Reorganizations are collectively the “Fund Reorganizations”; the Ohio Domicile Change Reorganization and the Michigan Domicile Change Reorganization are collectively the “Domicile Change Reorganizations”; the Ohio Predecessor Fund and the Michigan Predecessor Fund are each a “Predecessor Fund”; and the Ohio Successor Fund and the Michigan Successor Fund are each a “Successor Fund.” The requisite Board and shareholder approvals for the Fund Reorganizations and the Domicile Change Reorganizations were obtained at various times and meetings. Accordingly, as of January 7, 2013, the Michigan Domicile Change Reorganization and the Michigan Fund Reorganizations were completed and, as of April 8, 2013, the Ohio Domicile Change Reorganization and the Ohio Fund Reorganizations were completed.

In order to permit the Advisor and the Sub-Advisor to continue to serve as investment adviser and sub-adviser, respectively, to each Successor Fund upon the closing of its respective Domicile Change Reorganization, at a meeting held on October 14, 2012, the Board of Trustees of each Successor Fund (each, a “Successor Board”) was asked to consider and approve an investment management agreement between the Advisor and the respective Successor Fund and a sub-advisory agreement between the Advisor and the Sub-Advisor on behalf of such Successor Fund (collectively, the “New Advisory Agreements”). Given that each re-domicile was not expected to reduce the level or nature of services provided and the New Advisory Agreements were substantially the same as the respective May Advisory Agreements for the Predecessor Funds, the factors considered and determinations made at the May Meeting in approving the Advisor and the Sub-Advisor as investment adviser and sub-adviser, respectively, to the Predecessor Funds were equally applicable to the approval of the New Advisory Agreements for the Successor Funds. Accordingly, the Board Members of each Successor Board, including the Independent Board Members, approved the applicable New Advisory Agreements.

96	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	97

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

98	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value.

Nuveen Investments	99

Glossary of Terms
Used in this Report (continued)

Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Lipper Michigan Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Indexes for Michigan and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade Michigan and Ohio municipal bond markets, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment- grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

100	Nuveen Investments

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

.
Nuveen Investments	101

Notes

102	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank &
Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank &
Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NUM	—
NUO	—
NXI	—
NBJ	—
NVJ	—

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	103

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $219 billion as of December 31, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef
EAN-C-0213D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Ohio Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 29, 2012	$21,200	$12,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 29, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2013	$ 0	$ 0	$ 0	$ 0
February 29, 2012	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Ohio Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	19	$5.163 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$147.7 million
*	Assets are as of February 28, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of February 28, 2013 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Daniel J. Close	Nuveen Ohio Dividend Advantage Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 8, 2013